                                                                    Exhibit 10.8


                                 REDLANDS MALL

                             SHOPPING CENTER LEASE

                               TABLE OF CONTENTS
                               -----------------

Article                                                                                 Page
-------                                                                                 ----
1.   FUNDAMENTAL TERMS..................................................................   1
2.   PREMISES...........................................................................   2
3.   TERM...............................................................................   3
4.   RENT...............................................................................   4
5.   TAXES..............................................................................   9
6.   USE OF PREMISES....................................................................  11
7.   MAINTENANCE AND REPAIRS............................................................  14
8.   ADDITIONS, ALTERATIONS AND IMPROVEMENTS............................................  15
9.   INSURANCE; INDEMNITY...............................................................  17
10.  ASSIGNMENT AND SUBLETTING..........................................................  22
11.  MECHANIC'S LIENS...................................................................  23
12.  UTILITY SERVICES...................................................................  24
13.  DEFAULTS BY TENANT.................................................................  25
14.  REMEDIES...........................................................................  27
15.  DEFAULT BY LANDLORD................................................................  32
16.  COMMON AREAS: USE, MAINTENANCE AND COSTS...........................................  32
17.  SIGNS; ADVERTISING.................................................................  37
18.  SECURITY DEPOSIT...................................................................  38
19.  SURRENDER OF THE PREMISES..........................................................  39
20.  EMINENT DOMAIN.....................................................................  40
21.  RECONSTRUCTION AND RESTORATION.....................................................  41
22.  MISCELLANEOUS......................................................................  43

                                   EXHIBITS
                                   --------


"A"   Description of Premises

"B" General Plot Plan of the Center. Tenant acknowledges that the Plot Plan shown on Exhibit "B" is attached for reference purposes only, and that Landlord reserves the right to change the shape, size, location, number and extent of the improvements in the future. Except as otherwise specifically provided, the term "Center" shall exclude any buildings or improvements not located on the land described in Exhibit "B".

"C" Description of work to be performed by Landlord and Tenant in or on the Premises.

"D"   Rules and Regulations

"E"   Sign Criteria

"F"   Form Estoppel Certificate

                                 REDLANDS MALL
                                LEASE AGREEMENT

          THIS LEASE (the "Lease") is made and entered into this 1st day of August, 1996 by and between Mitsui/SBD America Fund 88-II a California Limited Partnership, ("Landlord:), and Business Bank of California ("Tenant").

                         ARTICLE 1. FUNDAMENTAL TERMS
                         ----------------------------
SECTION 1.01 TERM.
-----------------
          Ten (10) years and --- (---) months.  (See Article 3).

SECTION 1.02 COMMENCEMENT DATE.
------------------------------
          Shall be no later than January 1, 1997. Once the Commencement Date and the expiration date of this Lease are determined pursuant to Section 3.01, they shall be inserted in the following spaces: Commencement Date January 1, 1997; Expiration Date December 31, 2006. (See Article 3).

SECTION 1.03 MINIMUM ANNUAL RENT.
--------------------------------
          Sixty-Nine Thousand Three Hundred Sixty & No/100 Dollars ($69,360.00) annually, payable Five Thousand Seven Hundred Eighty and No/100 ($5,780.00) monthly (See Article 4).

SECTION 1.04 GROSS FLOOR AREA OF THE PREMISES.
---------------------------------------------
          Approximately Four Thousand Six Hundred Twenty-Four (4,624) square feet. (See Articles 5, 16, 20 and 21).

SECTION 1.05 PERMITTED USE.
--------------------------
          So long as Tenant occupies the Premises, the Premises are to be used for the purpose of conducting a general banking business, including an ATM, and general office use and such other activities as are reasonable related thereto. (See Article 6).

SECTION 1.06 HOURS OF OPERATION
-------------------------------
          Five (5) days of every week, excluding all holidays and banking holidays.

SECTION 1.07 TRADE NAME.
-----------------------
          Business Bank of California (See Article 6).

SECTION 1.08 SECURITY DEPOSIT.
-----------------------------
          None Dollars ($0).  (See Article 18).

SECTION 1.09 GUARANTORS.
-----------------------
          None

                              ARTICLE 2. PREMISES
                              -------------------
SECTION 2.01 PREMISES.
---------------------
          In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leases from landlord, those certain premises (the "Premises") described in Exhibit "A" attached hereto. The Premises form a part of the Redlands Mall Shopping Center, located at 173 Orange Street, Building "G" in the City of Redlands, County of San Bernardino, State of California (the "Center") AS SHOWN ON THE PLOT PLAN ATTACHED HERETO AS Exhibit "B". Landlord reserves to itself the use of the roof, exterior walls (except storefront) and the area above and below the premises, together with the right, but not the obligation, to install, maintain, use, repair, and replace pipes, ducts, conduits, wires, and structural elements leading through the Premises and serving other parts of the Center; and the right to enter upon the Premises at all reasonable times for the aforesaid purposes. Premises includes the drive-up banking area, canopy and ATM. It is provided, however, that Landlord shall give reasonable written notice of its intention to use such areas for such purposes; that such use shall not interfere with the business, use and occupancy of Tenant; that Landlord shall be responsible for any damage caused by its use and indemnify, defend and hold harmless therefrom; and that use of the exterior walls shall not include the right of landlord to erect or install signs.

                                ARTICLE 3. TERM
                                ---------------

SECTION 3.01 PRIOR POSSESSION.
-----------------------------
          Prior to the Commencement Date, Tenant may, subject to Landlord's prior written consent, move into and occupy the Premises. In the event of such prior occupancy, Tenant shall observe and perform all of the terms, covenants and conditions of this Lease to be observed or performed by Tenant; provided, however, that Tenant shall not be required to pay the "Minimum Annual Rent" (as such terms are hereinafter defined) during such prior occupancy. Additional rent (CAM charges) shall commence the first day of the month following the date Tenant opens for business.

SECTION 3.02 HOLDING OVER.
-------------------------
          In the event Tenant continues in possession of the Premises after the Term with the consent of Landlord, express or implied, such holding over shall be deemed a tenancy from month to month subject to all the terms, covenants and conditions of this Lease, and Tenant shall pay rent in the same manner and on the same basis as in effect immediately prior to such holding over; provided, however, that upon thirty (30) days' written notice to Tenant, Landlord may, effective upon the expiration of the then current month to month tenancy, (a) modify the terms of the month to month tenancy or (b) terminate the month to month tenancy (in which event Tenant shall vacate the Premises and surrender the same to landlord). No holding over by Tenant, whether with or without Landlord's consent, shall operate to extend the Term.

                                ARTICLE 4. RENT
                                ---------------

SECTION 4.01 MINIMUM ANNUAL RENT.
--------------------------------
          Tenant shall pay to Landlord as a minimum annual rent the amount specified in

Article 1 (the "minimum Annual Rent:) in twelve (12) equal, successive monthly installments. Said monthly installments shall be payable in advance on the first
(1st) day of each calendar month throughout the Term. SEE ADDENDUM

SECTION 4.02 ADDITIONAL RENT.
----------------------------
          Tenant shall pay, as additional rent, all rent and other charges equivalent to rent, and all other sums of money or charges required to be paid by Tenant under this Lease ("Additional Rent:), whether or not the same be designated "Additional Rent". If such amount or charges be not paid at the time provided in this Lease they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of rent thereafter falling due hereunder. Nothing contained herein shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or to limit any other remedy of landlord.

SECTION 4.03 MANNER OF PAYMENT.
------------------------------
          All Minimum Annual Rent, Additional Rent, and other payments and charges due under this Lease shall be paid by Tenant to landlord without prior demand therefor, and without any deduction or offset whatever, in lawful money of the United States of America which shall be legal tender at the time of payment, at 505 S. Villa Real, Suite #201, Anaheim Hills, California 92807, or to such other person or at such other place as Landlord may from time to time designate in writing. The acceptance by landlord of Tenant's bank check or other clearinghouse funds shall not constitute a waiver of Landlord's right to demand timely payment in cash.

SECTION 4.04 DELINQUENT PAYMENTS.
--------------------------------
          4.04.1 Interest.
          ---------------
          If Tenant shall neglect or fail to pay, when the same is due and payable, any Minimum Annual Rent, or Additional Rent, or any other amount required to be paid under this Lease, Tenant shall pay to landlord, in addition to such unpaid amounts, interest upon such unpaid amounts from the due date thereof to the date of payment at the maximum rate permitted by law.
          4.04.2 Late Charge.
          ------------------
          Tenant acknowledges that late payment by Tenant to landlord of Minimum Annual Rent, or Additional Rent, or any other amount required to be paid under this Lease, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on landlord by virtue of its debt obligations. Accordingly, if Tenant fails to pay Minimum Annual Rent, or Additional Rent, or any other payment required to be paid under this Lease within ten (10) days after such payment is due, Tenant shall pay a late charge equal to six percent (6%) of such payment or $150.00, whichever is greater.

          4.04.3 Independent Rights.
          -------------------------
          The interest and late charge provisions contained in this Section are in addition to and do not diminish or represent a substitute for any or all of Landlord's rights under Article 14.

                               ARTICLE 5. TAXES
                               ----------------

SECTION 5.01 REAL PROPERTY TAXES.
--------------------------------
          5.01.1 Payment Obligation.
          -------------------------
          Tenant shall pay to Landlord, as Additional Rent, all "Real Property Taxes applicable to the Premises" (as hereinafter defined) within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes and showing in reasonable detail the manner in which such amount has been computed.
          5.01.2 Definitions.
          ------------------
          (a) "Real Property Taxes: shall mean all taxes, assessments and governmental charges and surcharges levied upon or with respect to the real property and improvements within the Center, excluding the portions thereof hereinafter defined as "Common Areas," and any tax or excise on rents or any other tax, however described, levied against Landlord on account of the rent reserved hereunder or on the business of renting space in the Center. It is the intention of the parties hereto that the rent to be paid hereunder shall be paid to Landlord absolutely net without deduction of any nature whatsoever; it is not intended, however, that Tenant pay income taxes of landlord arising as a result of Landlord's income due to its receipt of rent hereunder and, accordingly, Real Property Taxes shall not include such income taxes. Real Property Taxes shall also include all expenses reasonably incurred by Landlord in seeking reduction by the taxing authorities of Real Property Taxes applicable to the Center.
          If at any time during the Term the methods of taxation prevailing at the execution hereof shall be altered so that in lieu of, or as a supplement to, the whole or any part of the Real Property Taxes now levied, assessed or imposed on the Premises, there shall be levied, assessed or imposed a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom, or a tax, assessment, levy (including, without limitation, any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Premises and imposed upon Landlord, or a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levied, impositions, charges or the part thereof so measured or based, shall be deemed to be Real Property Taxes.
          (b) the term "Real Property Taxes applicable to the Premises" shall mean all Real Property Taxes separately assessed or charged against the Premises or, if the Premises are not separately assessed, a fraction of the Real Property Taxes assessed against the Center where the numerator of such fraction is "Gross Floor Area" (as hereinafter defined) of the Premises and the denominator of such fraction is the Gross Floor Area of all improvements designed for occupancy by tenants of the Center.
          (c) "Gross Floor Area" shall mean, with respect to the Premises and with respect to each store separately leased or leaseable, the aggregate of (i) the number of square feet of floor space on all floor levels, including mezzanines (except where used solely for storage), measured from the center line of party walls between tenant areas and the exterior face of all other walls, and (ii) all outside selling areas, if any, used for the sale of merchandise by tenants. No deduction or exclusion from Gross Floor Area shall be made by reason of columns, stairs, elevators, escalators, or other interior construction or equipment. Landlord may, from time to time, make changes or additions to the Center which result in an increase or decrease in the aggregate Gross Floor Area occupied or designed for occupancy by tenants of the Center. For the purposes of this Lease, the Gross Floor Area of the Premises as of the date of this Lease is stipulated to be the amount specified in Article 1.
          5.01.3 Proration.
          ----------------

          For the purposes of this Article, Real Property Taxes which are levied on a fiscal year basis shall be deemed to apply one-twelfth (1/12th) to each calendar month in such fiscal year. In the event Real Property Taxes are levied for years which do not fall wholly within the Term, said taxes shall be prorated and the apportioned between Landlord and Tenant, with Tenant responsible for that portion which applies to months within the Term and Landlord responsible for the balance. Each party shall furnish to the other, upon written request, evidence of payment of such Real Property Taxes.

SECTION 5.02 OTHER TAXES.
------------------------
          Tenant shall be responsible for, and shall pay before delinquency, all municipal, county or state taxes, levies and fees of every kind, including, without limitation, general or special taxes or assessments levied or assessed during the Term against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Premises by or on behalf of Tenant. If any personal property of Tenant shall be assessed and taxed with landlord's real property, Tenant shall pay to landlord its share of such taxes within ten (10) days after delivery by Landlord of a written statement setting forth the amount of such taxes applicable to Tenant's property.

SECTION 50.3 RIGHT TO CONTEST.
-----------------------------
          Tenant shall have the right to contest the amount or the validity of the Real Property Taxes applicable to the Premises, and Landlord shall cooperate with Tenant in the exercise of such right; provided, however, said right shall be availed of by Tenant only upon condition that Tenant shall indemnify and hold Landlord, the Premises and the Center harmless from any loss, cost of expense, including, without limitation, Landlord's reasonable attorneys' fees and court costs, which in any manner arise from or with respect to such contest and upon further condition that Tenant shall take any and all action, including, without limitation, the payment of any judgment or bonding requirement, so as to prevent the loss or forfeiture of the Premises or any part thereof or the Center.

                          ARTICLE 6. USE OF PREMISES
                          --------------------------

SECTION 6.01 RESTRICTIONS ON USE.
---------------------------------
          6.01.1 Government Regulations.
          -----------------------------
          Tenant shall, at its sole cost and expense, faithfully observe in the use, occupation and possession of the Premises all municipal and county ordinances, and all state and federal statutes now in force and which may hereafter be in force, and shall fully comply at its sole expense with all regulations, orders and other requirements issued or made pursuant to any such ordinances and statutes. The judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such statute, ordinance, regulation, order or requirement in its use, occupation, or possession of the Premises, shall be conclusive of that fact as between Landlord and Tenant. Tenant's obligations under this Section shall be deemed to include, without limitation, the affirmative covenant to make, at its sole cot and expense, all alterations, additions, modifications and capital improvements to the Premises that may be required under or pursuant to any of the aforementioned ordinances, statutes, regulations, orders and requirements now or hereafter in effect.

          6.01.2 Nuisance, Waste, Etc.
          ---------------------------
          Tenant shall not commit or allow to be committed any nuisance, act of waste or other act or thing in or about the Premises that will in any manner whatsoever obstruct or interfere with the rights of other tenants or patrons of the Center or injure or annoy them; nor shall Tenant allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose.

          6.01.3 Unauthorized Sales, Displays, Obstructions, etc.
          ------------------------------------------------------
          Tenant shall not display or sell merchandise in, or otherwise obstruct, the area outside the defined exterior walls and permanent doorways of the Premises, or in the hallways, and shall not allow grocery carts, portable signs, scales, amusement devices, newspaper racks or other similar devices within Tenant's control to be stored or to remain there. Tenant shall not permit odors, music, or sound effects to be emitted from the Premises. Tenant shall not, without the prior written consent of Landlord, (a) sell merchandise from vending machines or allow any coin operated vending or gaming machines on the Premises, or (b) erect or permit to be erected any aerial or antenna on the roof or on the exterior walls of the Premises; any such machines or aerials operated or installed without Landlord's prior written consent shall be subject to removal by Landlord at any time without notice. Tenant shall not use or permit any persona or persons to use the Premises, or any part thereof, for conducting therein an auction of any kind; or a distress sale, fire sale, bankruptcy or going-out-of business sale, or for any use or purpose in violation of the laws of the City and County where the Center is located, or other lawful authorities. These restrictions shall not apply to the sale of food or beverages through vending machines for the sole use of Tenant's staff at locations which are not available to the general public.

SECTION 6.02 TENANT'S CONDUCT OF BUSINESS.
-----------------------------------------
          Tenant shall employ its best judgment, efforts and abilities to operate its business on the Premises to enhance the reputation and attractiveness of the Center. Without restricting the generality of the foregoing, Tenant shall at all times staff the Premises with sufficient personnel and keep and maintain within and upon the Premises adequate trade fixtures to service and supply the usual and ordinary demands and requirements of its customers and shall keep the Premises, together with adjacent areas, in a neat, clean and orderly condition. Tenant shall use its best efforts to complete, or cause to be completed, all deliveries, loading, unloading and services to the Premises in a reasonable manner. Landlord and Tenant mutually agree to discuss and resolve activities of Tenant in regard to deliveries and servicing of the Premises, which may result in a situation which affects other tenants' right to use and quiet enjoyment and Tenant agrees to abide by such mutually acceptable agreement. All trash and rubbish of Tenant shall only be deposited within receptacles as provided by Landlord, and Tenant shall permit no other trash receptacles to remain outside of the Premises. Landlord shall cause such receptacles to be emptied and trash removed at Tenant's cost and expense. Tenant's failure to comply with this Section shall be deemed to be a material breach of this Lease.

SECTION 6.03 HOURS OF OPERATION.
-------------------------------
          Recognizing that it is in the interests of both Tenant and Landlord to have regulated hours of business for all of the Center, Tenant agrees throughout the term of this Lease to be continuously open for business during the Hours of Operation customary for similar businesses.

                      ARTICLE 7. MAINTENANCE AND REPAIRS
                      ----------------------------------

SECTION 7.01 TENANT'S DUTY.
--------------------------
          7.01.1 Performance by Tenant.
          ----------------------------
          Tenant shall at all times during the Term, at its own cost and expense, repair, replace and maintain in good condition the Premises and every part thereof (except that portion of the Premises to be maintained by landlord as hereinafter provided) including, without limitation, *the utility meters, pipes and conduits, all fixtures, air conditioning and heating equipment serving the Premises and other equipment therein, the store front or store fronts, all Tenant's signs, locks and closing devices, and all window sashes, casements or frames, doors and door frames, floor coverings, including carpeting, terrazzo or other special flooring, and all such items of repair, maintenance, alteration and improvement or reconstruction as may from time to time be required by any governmental agency having jurisdiction thereof. Tenant shall contract with a service company for the monthly maintenance of the heating and air conditioning equipment, with a coy of the service contract to be furnished to Landlord within ten (10) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time during the term. All broken glass, both exterior and interior, shall be promptly replaced by Tenant with glass of the same kind, size and quality. *ATM, Drive-Thru equipment, Drive-Thru & ATM lighting, Alarms & Alarm Circuitry.
          7.01.2 Landlord's Right of Substituted Performance.
          --------------------------------------------------
          If Tenant refuses or neglects to make repairs or maintain the Premises, or any part thereof, in a manner reasonably satisfactory to Landlord, Landlord shall have the right, upon giving Tenant reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event, such work shall be paid for by Tenant as Additional Rent promptly upon receipt of a bill therefor.

SECTION 7.02 LANDLORD'S DUTY.
-----------------------------
          7.02.1 Performance by Landlord.
          ------------------------------
          Landlord shall keep and maintain in good and tenantable condition and repair, the roof, exterior walls, structural parts of the Premises and structural floor, pipes and conduits outside the Premises for the furnishing to the Premises of various utilities (except to the extent that the same are the obligation of the appropriate public utility company); provided, however, that Landlord shall not be required to make repairs necessitated by reason of the negligence of Tenant or its employees, agents or invitees, or by reason of the failure of Tenant to perform or observe any conditions or agreements in this Lease, or caused by alterations, additions or improvements to the Premises made by Tenant. Anything herein to the contrary notwithstanding, Landlord shall not in any way be liable to Tenant for failure to make repairs as herein required unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence and complete said repairs within a reasonable period of time following receipt of Tenant's written notification. Other than in an emergency situation requiring Landlord to take immediate steps to repair, "reasonable time" as used herein shall mean commencement of repairs within three (3) business days after notice or so long as steps to initiate repairs have commenced in approximate period of time given the extent, nature & cost of the repairs required.
          7.02.3 Limitation on Duty.
          -------------------------
          As used in this Section, the expression "exterior walls" shall not be deemed to include storefronts, plate glass, window cases or window frames, doors or door frames, security grilles or similar enclosures. It is understood that Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements or improvements to and upon the Premises or the mechanical equipment exclusively serving the Premises at any time except as expressly provided herein.

              ARTICLE 8. ADDITIONS, ALTERATIONS AND IMPROVEMENTS
              --------------------------------------------------

SECTION 8.01 TENANT'S RIGHT TO MAKE ADDITIONS, ALTERATIONS AND
---------------------------------------------------------------
          IMPROVEMENTS.
          -------------
          Tenant may, at its own expense and after giving Landlord notice in writing of its intention to do so, from time to time during the Term, make alterations, additions and changes in and to the interior of the Premises (except those of a structural nature) as it may find necessary or convenient for its purposes, provided that the value of the Premises is not thereby diminished and Tenant complies with the terms and conditions of this Article, and provided, however, that no alterations, additions or changes costing in excess of Ten Thousand dollars ($10,000.00) may be made without first procuring the approval in writing of Landlord. Any and all additions, alterations and improvements made or caused to be made by Tenant, before or during the Term, shall be made in accordance with the following: (a) such work, including, without limitation, Tenant's final working drawings, plans, specifications and choice of contractors, and suppliers shall be subject to the continuing approval of Landlord, which approval shall not be unreasonably withheld or delayed; (b) such work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before the work is commenced, and any work not acceptable to the appropriate governmental entity or not reasonably satisfactory to Landlord shall be promptly replaced at Tenant's expense. Notwithstanding any failure by landlord to object to any such work, Landlord shall have no responsibility therefor; (c) such work shall not adversely affect the outside appearance and strength of the Premises or the mechanical, electrical and plumbing services and equipment thereof; (d) such work shall not alter, add to or otherwise change the exterior of the Premises; (e) such work shall not cause or create a dangerous or hazardous condition and shall not interfere with or disturb other tenants or occupants of the Center. Without limiting the generality of the foregoing, Tenant shall cause all such work to be performed in such a manner as not to obstruct the access to the premises of any other tenant in the Center; (f) such work shall be done in a good and workmanlike manner and in compliance with all applicable legal requirements and shall be diligently prosecuted to completion (Tenant agreeing to file, upon completion of such work, a notice of completion in the office of the County Recorder where the Center is located as permitted by law); (g) each of Tenant's contractors and subcontractors shall be bonded with sureties satisfactory to Landlord in an amount sufficient to ensure full performance of the work to be done by Tenant and to ensure full payment to all material men. Tenant shall carry and shall cause each of Tenant's contractors and subcontractors to carry such workers' compensation, general liability, personal and property damage insurance as

Landlord may reasonably require. Such insurance shall be adequate to protect Landlord and shall name Landlord as an additional insured; (h) Tenant shall defend, indemnify and hold harmless landlord and its officers, directors, shareholders, employees and agents (all of the foregoing being hereinafter collectively referred to as the "indemnitees") from and against any and all claims, actions, damages, liabilities and expenses (including, without limitation, attorneys' fees) directly or indirectly arising out of or incurred in connection with, any and all claims, demands, suits, actions and proceedings which may be made or brought against any of the Indemnitees for or in relation to wages or cost of materials or equipment used in connection with additions, alterations and improvements made or caused to be made by Tenant; and (i) Landlord shall have the right at all reasonable times to post, and keep posted, on the Premises any notices that may be provided by law which Landlord may deem necessary or advisable for the protection of Landlord and the Center from mechanic's lien claims.

SECTION 8.02 TITLE TO ADDITIONS, ALTERATIONS AND IMPROVEMENTS.
-------------------------------------------------------------
          Upon the termination of this lease, any additions, alterations and improvements (including the installation of floor coverings) made or caused to be made by Tenant, before or during the Term, shall e considered permanent improvements and shall become part of the Premises, unless Landlord notifies Tenant to the contrary in writing. If requested by landlord, Tenant shall, within thirty (30) days of expiration or sooner termination of the Term, remove any and all such additions, alterations, improvements. Upon any permitted or required removal of such items, Tenant shall repair any damage caused by such removal and restore the Premises to their condition prior to the making of such additions, alterations and improvements, reasonable wear and tear excepted.

SECTION 8.02 TRADE FIXTURES AND PERSONAL PROPERTY.
-------------------------------------------------
          Any trade fixtures, signs and other personal property of Tenant not permanently affixed to the Premises shall be and remain the property of Tenant and be removed by Tenant at any time during the Term, provided Tenant is not in default under the terms of this Lease. Tenant shall immediately repair any damage caused to the Premises by reason of any such removal. However, nothing in this Article shall be deemed or construed to permit or allow Tenant to remove so much of such personal property, without the immediate replacement thereof with similar personal property of comparable or better quality, as to render the Premises unsuitable for conducting the contemplated business of Tenant.

                        ARTICLE 9. INSURANCE; INDEMNITY
                        -------------------------------

SECTION 9.01 LIABILITY INSURANCE.
--------------------------------
          Tenant shall, during the Term, pay for and maintain in effect worker's compensation insurance policy as required by the laws of the State of California. In addition, Tenant shall maintain, at Tenant's own cost, a liability policy with a limit of not less than $1,000,000 for bodily injury and property damage naming Landlord as an additional insured as landlord's interest may appear. Such insurance shall be primary insurance and not participating with or in excess any coverage which Landlord may carry.

          The foregoing amounts of coverage shall be adjusted from year to year as necessary to equate to constant 1988 dollar values. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement contained in action 9.10 as to liability for damage to property or injury to or death of persons.

SECTION 9.02 FIRE INSURANCE - FIXTURES, EQUIPMENT, ETC.
-------------------------------------------------------
          Tenant shall, during the Term, pay for and maintain in effect a standard form policy or policies of fire insurance with standard forms of extended coverage endorsement covering Tenant's leasehold improvements (whether constructed prior to or during the Term), fixtures, equipment, merchandise or other personal property located on the Premises, providing protection to the extent of not less than the full replacement cost of such items against any peril included under California insurance industry practices within the classification "Fire and Extended coverage," together with insurance against sprinkler damage, vandalism and malicious mischief and such other risks as may be, from time to time, reasonably required by landlord. The proceeds of such insurance shall be used to repair or replace the property so insured unless this Lease terminates under Article 21, in which event the proceeds shall be payable to the parties in proportion to their respective interests in the property damaged or destroyed.

SECTION 9.03 FIRE INSURANCE - PREMISES.
--------------------------------------
          9.03.1 Premises.
          ---------------
          Landlord shall maintain in effect a policy or policies of fire insurance or shall maintain a self-administered claims program covering the Premises for at least eighty percent (80%) of the replacement value and providing protection against any peril included within the classification "Fire and Extended Coverage". Landlord shall also have the right, but not the obligation, to procure and maintain coverage or maintain a self administered claims program for other periods, such as earthquake, sprinkler damage, vandalism and malicious mischief, which poses potentially material loss to the Center or the Premises. The proceeds of such policy, policies, or self administered claims program as the case may be, shall be payable to Landlord. Tenant shall pay to Landlord, as Additional Rent, Tenant's proportionate share of premiums allocable to the Premises paid by Landlord hereunder, or shall pay to landlord, as Additional Rental, Tenant's proportionate share of an amount equal to landlord's estimated fair market costs not to exceed ISO Manual Rates (Insurance Service Office) for any such risks against which landlord elects to maintain a self-administered claims program, in either such case, based on the proportion the Gross Floor Areas (as defined in Subsection 5.01.2) of the Premises bears to the Gross Floor Area of the improvements covered by such insurance or self-administered claims program. Tenant's proportionate share of premiums or estimated fair market costs for a self-administered claims program allocable to the Premises shall be due within ten (10) days after Tenant receives a statement from Landlord setting forth the amount due hereunder, or, at Landlord's option, said amount may be prorated monthly and included with Common Area Costs.

          9.03.2 Improvements.
          -------------------
          In the event that Tenant shall make any additions, alterations or improvements to the Premises under the terms and provisions of this Lease, Tenant agrees to carry fire and extended coverage insurance upon such additions, alterations, or improvements. It is expressly understood that Landlord shall not be required to insure any of such additions, alterations or improvements under such insurance as Landlord may carry upon the Premises.

          9.03.3 - Comprehensive
          ----------------------
          Public Liability Insurance, See Article 23.08

SECTION 9.04 PLATE GLASS.
------------------------
          Tenant shall have the option to either insure or self-insure damage to the plate glass on the Premises.

SECTION 9.05 AIR CONDITIONING; PRESSURE BOILERS.
-----------------------------------------------
          Tenant shall procure and maintain in full force and effect machinery insurance on all air conditioning equipment and systems serving the Premises; and if the said objects and the damage that may be caused by them or result from them are not covered by Tenant's extended coverage insurance, then such insurance shall be in an amount not less than One Hundred Thousand dollars ($100,000.00); and if personal injury or property damage that may be caused by or result from said objects is not covered by the liability insurance required under Section 9.01, then the insurance policy required under this Section shall include such coverage in the same amounts required under Section 9.01. If Tenant requires boilers or other pressure vessels to serve the Premises they shall also be insured in the amount required by this Section.

SECTION 9.07 INCREASES IN INSURANCE COSTS
-----------------------------------------
          Tenant shall not, at any time during the Term, carry any stock or goods or do anything in, on or about the Premises which will in any way tend to increase the insurance rates or the risks against which Landlord elects to maintain a self administered claims program, as the case may be, upon any building of which the Premises are a part. Tenant shall pay to landlord forthwith upon demand the amount of any increase in premiums for insurance carried by landlord or any increase in landlord's estimated fair market costs of a self administered claims program, as the case may be, against loss by fire or otherwise that may be charged during the Term resulting from Tenant's acts or omissions, whether or not Landlord shall have consented to such acts or omissions on the part of Tenant. Should Tenant install upon the Premises any electrical equipment which overloads the electrical lines of the Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance companies and any governmental authority having jurisdiction thereover.

SECTION 9.08 INSURANCE POLICIES.
-------------------------------
          All insurance required or permitted to be carried by Tenant hereunder shall be in companies rated B+ or better in Best's Insurance Guide, on forms and with loss payable clauses reasonably satisfactory to landlord, and copies of such policies of insurance or certificates evidencing such insurance shall be delivered promptly to Landlord by Tenant within ten (10) days after substantial completion of the Premises and thereafter within thirty (30) days prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it to the extent that Tenant's action causes an action of any kind whatsoever and Landlord must defend itself from any and all claims, Landlord is entitled to recover in such cases; and to the extent that landlord's insurance must cover the cost between the difference, if any, of the proceeds of Tenant's recovery to Landlord expenses, its servants, agents and employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to landlord thirty (30) days notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All such policies shall be written as primary policies and not contributing with or in excess of any coverage which Landlord may carry, and shall cover and insure Landlord as an additional insured. Notwithstanding anything to the contrary in this Article, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant, provided that (a) Landlord and Landlord's first mortgagee or beneficiary shall be named as an additional insured thereunder as its interest may appear, (b) the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance, and (c) the requirements set forth herein are otherwise satisfied. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Premises for which policies or copies thereof are not required to be delivered to landlord

SECTION 9.09 WAIVER.
-------------------
          Landlord and Tenant each hereby waives, to the maximum extent permitted by law and any policies issued by their respective insurance companies, any and all rights of recovery against the other or against any other tenant or occupant of the Center or against the officers, employees, agents, representatives, customers and business invitees of such other party or of such other tenant or occupant of the Center, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any fire and extended coverage insurance, or under any other insurance in lieu thereof, carried by such waiving party. Tenant shall obtain and furnish evidence to Landlord of the waiver of subrogation in factor of Landlord from all insurance carriers furnishing insurance hereunder.

SECTION 9.10 INDEMNITY.
----------------------
          Tenant shall indemnify, defend and hold harmless landlord and its officers, directors shareholders, employees and agents, and each of them (all of the foregoing being hereinafter collectively referred to as the "indemnitees:), from and against any and all claims' actions, damages, liabilities and expenses (including, without limitation, attorneys' fees) for damage to property (including Tenant's property) and injury to or death of persons including officers, directors, employees or agents of Tenant directly or indirectly arising from or out of Tenant's occupancy or use of the Premises or any part thereof, including the means of ingress to or egress from the Premises whether or not occasioned in part by any act or omission of the indemnitees, regardless of their passive or active negligence; (a) If the Premises are not surrendered at the time required herein, Tenant shall indemnify, defend and hold harmless the indemnitees against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation; claims made by any succeeding tenant, other than landlord or any affiliate of landlord. Tenant shall not be entitled to be indemnified by landlord for any loss or liability, including, without limitation, any loss or liability arising out of or in any way connected with Tenant's maintenance, occupation, operation or use of the Premises; (b) provided however, that these indemnification provisions shall not apply to loss, injury or damage caused or occasioned by the gross negligence or wilful acts of indemnitees.

SECTION 9.11 EXEMPTION OF LANDLORD.
----------------------------------
          Landlord shall not be liable to Tenant for injury or damage which may be sustained by any person, property or effects of Tenant or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the leakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising upon the Premises or from other sources. Landlord shall not be liable to Tenant for any damages arising from any act or omission of any other tenant of the Center.

                     ARTICLE 10. ASSIGNMENT AND SUBLETTING
                     -------------------------------------

SECTION 10.01 REQUIREMENT OF LANDLORD'S CONSENT
-----------------------------------------------
          This Lease is a personal contract in that Landlord has entered into this Lease to a material extent because of the unique character and quality of Tenant. Accordingly, Tenant shall not transfer, assign, sublet, enter into license or concession agreements, change ownership, mortgage or hypothecate this Lease or Tenant's interest in and to the Premises without first procuring the written consent of landlord. Any attempted transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage, or hypothecation (hereinafter collectively referred to as a "transfer") without Landlord's written consent shall be void and confer no rights upon any third person. This Lease shall not, nor shall any interest herein, be assignable as to the prior interest of Tenant by operation of law without the prior written consent of landlord. Tenant shall pay landlord $250.00 as reimbursement for Landlord's attorneys fees in conjunction with the processing and documentation of any requested transfer of this Lease or Tenant's interest in and to the Premises. See Section 23.05.

SECTION 10.02  CERTAIN TRANSFERS.
--------------------------------
          For the purpose of this Article, each of the following shall constitute a "transfer": (1) if Tenant is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner or the dissolution of the partnership; (2) if Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from on person to another; and (3) if Tenant is a corporation (whose stock is not traded through an exchange or over the counter) any liquidation, dissolution, merger, consolidation or other reorganization of Tenant, or the sale, exchange, trade, assignment, hypothecation or other transfer of an aggregate of twenty-five percent (25%) or more of the capital stock of Tenant, or the sale of an aggregate of twenty-five percent (25%) or more of the value of the assets of Tenant.

SECTION 10.03 OBLIGATIONS AND LIABILITIES OF TRANSFEREE.
-------------------------------------------------------
          Each transfer to which there has been consent shall be by an instrument in writing in form satisfactory to landlord, and shall be executed by the transferor in each instance; and each transferee shall agree in writing for the benefit of landlord herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due under this Lease directly to landlord. Failure to comply with the provisions of this Section shall operate to prevent any such transfer from becoming effective.

SECTION 10.04 NO WAIVER OR RELEASE.
----------------------------------
          Consent to any transfer which may be given by landlord or the acceptance of any rent by landlord from Tenant or any third part, shall not constitute a waiver by landlord of the provisions of this Article or a release of Tenant from the full performance by it of the covenants contained herein to be performed by Tenant. Any consent given by landlord to any transfer shall not relieve Tenant from the requirement of obtaining the written consent of landlord to any subsequent transfer. The restrictions on transferability contained in this Article shall be considered a continuous covenant and shall run with the land.

                         ARTICLE 11. MECHANIC'S LIENS
                         ----------------------------

SECTION 11.01 MECHANIC'S LIENS.
------------------------------
          Tenant shall give landlord twenty (20) days' prior written notice before any construction work on the Premises is undertaken by or on behalf of Tenant. Tenant shall do all things reasonably necessary to prevent the filing of any mechanic's liens or other liens against the Center, or any part thereof, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien shall at any time be filed, Tenant shall either cause the same to be discharged of record within twenty (20) days after the date of filing the same, or, if Tenant, in its discretion and good faith, determines that such lien should be contested, it shall furnish such security as may be required by law to prevent any foreclosure proceedings against the Center, or any part thereof, during the pendency of such contest. If Tenant shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to all other rights or remedies, landlord may, but shall not be obligated to, discharge the same (a) by paying the amount claimed to be due, (b) by procuring the discharge of such lien by deposit in court, (c) by giving security, or (d) in such other manner as is, or may be, prescribed by law. Any amount paid by Landlord for any of the aforesaid purposes, including all reasonable attorneys' fees to procure the discharge of such lien with all necessary disbursements in connection therewith, with interest thereon at the maximum rate permitted by law from the date of payment, shall be repaid by Tenant to landlord on demand and, if unpaid, may, at Landlord's election, be treated as an Additional Rent. Nothing herein contained shall imply any consent or agreement on the part of Landlord to subject the Center, or any part thereof, to liability under any mechanic's lien law. Should Tenant be aware that any lien has been filed against the Premises or that any action has been filed which may affect Landlord's title to the Shopping Center ( or any portion thereof), Tenant shall promptly give Landlord written notice thereof.


                         ARTICLE 12. UTILITY SERVICES
                         ----------------------------

SECTION 12.01 SUPPLY AND USE OF UTILITIES.
-----------------------------------------
          Landlord shall initially, and to the extent shown on the mutually approved plans and specifications, cause to be made available to Tenant facilities for the removal of sewage, for the delivery to and distribution within the Premises of water, electricity and telephones. Tenant shall use such utilities with respect to the Premises. Landlord shall supply electric power to Tenant's meter section, which may be located outside of the Premises.

SECTION 12.02 UTILITY CHARGES.
-----------------------------
          Tenant shall, at its own expense, pay for all of said utilities used by Tenant on the Premises from and after the delivery of possession thereof by Landlord. If a separate meter is provided for Tenant for any such utilities, it shall be at Tenant's expense. In addition to the Minimum Annual Rent, Tenant shall pay, monthly in advance, a utility charge to reimburse Landlord for utilities furnished by landlord, if any, to the Premises. Said utility charge shall be estimated from time to time by Landlord's engineer and shall be initially based on a typical store layout comparable to Tenant's proposed use of the Premises, but shall be subject to adjustment at the end of each calendar year or partial calendar year during the Term. However, the utility charge to Tenant for utilities furnished by landlord shall not exceed those of the local public utility company if its services were furnished directly to Tenant. In the event Tenant fails to pay any such amount to landlord within ten 910) days after receipt by Tenant from Landlord of a bill therefor, or upon failure of Tenant to pay any other sums required under this Lease within (10) days from the date such payments are due, and until all such amounts are paid in full, landlord may cut off and discontinue, without further notice to Tenant, any such utilities furnished to the Premises by Landlord.

SECTION 12.03 INTERRUPTION OR TERMINATION OF SERVICE.
----------------------------------------------------
          Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption, unless protracted and due to landlord's sole active negligence or willful misconduct, shall entitle Tenant to terminate this Lease or to an abatement of the Minimum annual Rent, Additional Rent or other amounts due hereunder. In the event Landlord (by thirty [30] days written notice to Tenant) elects to discontinue furnishing any such utility service to the Premises for reasons other than the non-payment by Tenant of any utility charge or other rental payment required hereunder, Tenant shall obtain its own utility service to the premises, and Tenant shall have the right to use all existing conduits and facilities situated in the Premises.)

                        ARTICLE 13. DEFAULTS BY TENANT
                        ------------------------------

SECTION 13.01 DEFINITION OF DEFAULT.
-----------------------------------
          The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

          13.01.1 Rent Default.
          --------------------
          The failure by Tenant to make, as and when due, any payment of Minimum Annual Rent, Percentage Rent, Additional Rent or other charges payable by Tenant hereunder, where such failure has continued for a period of three business (3) days after written notice thereof from Landlord to Tenant; any such notice shall be in lieu of, and not in addition to, any notice required under section 1161 of the California Code of Civil Procedure.

          13.01.2 Failure to Maintain Hours of Operation.
          ----------------------------------------------
          The failure by Tenant to maintain the Hours of Operation where such failure has continued for a period of three (3) days after written notice thereof from landlord to Tenant; provided, however, that in the event Tenant fails to maintain the Hours of Operation on three 93) occasions during any twelve (12) month period of the Term, then each failure thereafter during such twelve (12) month period shall constitute an incurable default. See Section 23.07

          13.01.3 Failure to Perform Covenants.
          ------------------------------------
          The failure by Tenant to observe or perform any of the express or implied covenants, promises, agreements, or provisions of this Lease to be observed or performed by Tenant where such failure has continued for a period of fifteen (15) days after written notice thereof from landlord to Tenant; any such notice shall be in lieu of, and not in addition to, any notice required under
Section 1161 of the California code of Civil Procedure. In the event Tenant fails to comply with the same term, covenant or condition of this Lease on three
(3) occasions during any twelve (12) month period of the term, then each failure thereafter during such twelve (12) MONTH PERIOD SHALL CONSTITUTE AN INCURABLE DEFAULT. The fifteen (15) day curing period provided for in this Subsection shall in no event be construed to lengthen or extend the curing periods provided elsewhere in this section.

          13.01.4 Falsification of Statements.
          -----------------------------------
          The falsification by Tenant or an agent of Tenant of any report or statement required to be furnished to landlord pursuant to the terms of this Lease shall constitute an incurable default.

          13.01.5 Insolvency.
          ------------------
          The (i) making by Tenant of any general assignment for the benefit of creditors; (ii) filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (iii) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (iv) attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty 930) days thereafter; or (v) Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts. The provisions of this Subsection shall also apply to each of the Guarantors specified in Article 1.

          13.01.6 Default Under Other Leases.
          ----------------------------------
          The default by Tenant or any affiliate of Tenant under any lease, other than this Lease, covering Premises located in the Center, after the expiration of the applicable curing period if any, thereunder. As used herein, "affiliate" of Tenant includes (i) any officer, director, employee, general partner, or shareholder of Tenant; (ii) any corporation, partnership, trust or other entity controlling, controlled by or under common control with Tenant; or
(iii) any officer, director, employee, general partner or shareholder of any corporation, partnership, trust or other entity controlling, controlled by or under common control with Tenant or any officer, director, employee or shareholder of Tenant.

                             ARTICLE 14. REMEDIES
                             --------------------

SECTION 14.01 TERMINATION OF LEASE; DAMAGES.
-------------------------------------------
          In the event of a default by Tenant under this Lease, where Tenant has failed to cure such default within the applicable curing period, if any, Landlord may terminate this Lease by written notice to Tenant effective as of the date for termination set forth in such notice. Upon such termination, Landlord may recover as damages from Tenant the following:

          14.01.1 Unpaid Rent at Termination.
          ----------------------------------
          The worth at the time of award of the unpaid Minimum Annual Rent, Percentage Rent and Additional Rent that had been earned at the time of termination.

          14.01.2 Unpaid Rent at Award.
          ----------------------------
          The worth at the time of award of the amount by which (i) the reasonable value of the unpaid Minimum annual Rent, Percentage Rent and Additional Rent which would have been earned after termination until the time of award exceeds (ii) the amount of such rent loss that Tenant proves could have been reasonably avoided.

          14.01.3 Future Rent.
          -------------------
          The worth at the time of award of the amount by which (i) the reasonable value of the unpaid Minimum annual Rent, Percentage Rent and Additional Rent for the balance of the Term exceeds (ii) the amount of such rent loss that Tenant proves could have been reasonably avoided; and

          14.01.4 Other Amounts.
          ---------------------
          Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or that in the ordinary course of things would be likely to result therefrom, whether through inability to relet the Premises on satisfactory terms or otherwise, specifically including, but not limited to (i) all reasonable expenses necessary to relet the Premises which shall include the cost of renovating, repairing and altering the Premises for a new tenant or tenants, advertisements and brokerage fees and (ii) any increase in any insurance premiums or the risks covered by Landlord's self administered claims program caused by the vacancy of the Premises.

SECTION 14.02 TERMS DEFINED.
---------------------------
          As used in Section 14.01, the following terms are defined:

          14.02.1 Worth at the time of Award.
          ----------------------------------
          The "worth at the time of award" of the amounts referred to in Subsections 14.01.1 and 14.01.2 is computed by allowing interest at the maximum interest rate permitted by law. The "worth at the time of award" of the amount referred to in Subsection 14.01.3 is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          14.02.2 Time of Award.
          ---------------------
          The "time of award" as used in Subsections 14.01.1, 14.01.2, 14.01.3, and

14.02.3, is the date on which judgment is entered by a court of competent jurisdiction.

          14.02.3 Reasonable Value.
          ------------------------
          The "reasonable value" of the amount referred to in Subsection
14.01.2 is computed by determining the mathematical product of (i) the "reasonable annual rental value" (as hereinafter defined) and (ii) the number of years, including fractional parts thereof, between the date of termination and the time of award. The "reasonable value" of the amount referred to in subsection 14.01.3 is computed by determining the mathematical product of (i) the "reasonable annual rental value" and (ii) the number of years, including fractional parts thereof, remaining in the balance of the Term after the time of award. As used in this Section, the term "reasonable annual rental value" means the greatest of all Minimum Annual Rent, Percentage Rent and Additional Rent payable during the year immediately preceding the default; or the mathematical product of twelve (120 times the average monthly rent (including Minimum annual Rent, Percentage Rent and Additional Rent) payable by Tenant under this Lease during that portion of the Term within the five 95) years immediately preceding the default.

SECTION 14.03 MITIGATION BY LANDLORD.
------------------------------------
          No effort or efforts by Landlord to mitigate the damage by Tenant's default under this Lease shall be deemed a waiver of Landlord's right to recover damages under this Lease; provided, however, that except as otherwise specifically set forth in this Lease, or as required by applicable California law, Landlord shall have no duty to mitigate damages arising out of Tenant's failure to comply with any term, covenant or condition of this Lease.

SECTION 14.04 INDEMNIFICATION UNAFFECTED.
----------------------------------------
          Nothing in this Article shall limit or otherwise impair the right of Landlord to indemnification from Tenant under this Lease.

SECTION 14.05 NO TERMINATION.
----------------------------
          Even though Tenant has defaulted under this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and landlord may enforce all his rights and remedies under this Lease, including the right to recover Minimum Annual Rent, Percentage Rent and Additional Rent as they become due.

          14.05.1 Limited Right to Assign.
          -------------------------------
          In the event Landlord elects the remedy provided for in Section 14.05, and only in such event, Tenant shall have the right to assign his interest in this Lease, conditioned upon the prior written consent of Landlord, not to be unreasonably withheld, but which consent shall be contingent upon the satisfaction, in the reasonable judgment of Landlord, of each of the following conditions: the use to which said proposed assignee shall put he Premises shall be the same as provided for in this Lease the financial strength has measured by such factors as audited net worth and credit rating) of the proposed assignee shall be at least as strong as that of Tenant at the execution of this Lease; the nature, character and quality of the proposed assignee shall be first class and fully compatible with the Center; the requirements of the proposed assignee for services furnished by landlord shall not be greater than Tenant's; the proposed assignee shall have successful experience in integrated shopping centers of like character and quality as the Center.

Nothing contained herein shall be construed as conferring any right upon Tenant to sublet the Premises, and Tenant shall have no such right whatsoever.

          14.05.2 Termination of Possession.
          ---------------------------------
          For the purpose of Section 14.05, the following acts (which Landlord may, but need not do) shall not constitute a termination of Tenant's right to possession: acts of maintenance or preservation or efforts to relet the Premises; or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease.

SECTION 14.06 TERMINATION AND ENTRY.
-----------------------------------
          In the event Landlord terminates this Lease, Landlord may (upon three
(3) days' notice as provided in Sections 1161 and 1162 of the California Code of Civil Procedure or upon notice in lieu thereof as expressly provided in Article
13) re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim under this Lease. Such termination shall not relieve Tenant of any obligation hereunder that has accrued prior to the date of such termination. Landlord may take possession of all personal property of Tenant and of any other person that is located on the Premises and may store all such personal property on behalf of and at the risk and expense of Tenant. Within thirty (30) days after Landlord takes possession thereof, Tenant may redeem such personal property upon payment to landlord in full of all amounts then due from Tenant to landlord hereunder and all costs incurred by landlord in providing such storage. If Tenant fails to redeem such personal property within such period Landlord may sell such personal property in any reasonable manner and shall apply the proceeds actually collected by landlord from such sale first against the costs of storage and sale and then against any other obligation due from Tenant hereunder. By bargaining for and obtaining the rights granted to Tenant hereunder, Tenant recognizes these rights as the entirety of its just and adequate remedies and hereby expressly waives any and all rights of redemption granted by or under present or future laws (including, without limitation, Sections 1174 and 1179 of the California Code of Civil Procedure) in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Premises by reason of a default of Tenant under this Lease, or otherwise.

SECTION 14.07 LANDLORD'S RIGHT TO CURE DEFAULT AND TO SECURE COMPLIANCE
-----------------------------------------------------------------------
          Landlord may, but shall not be so obligated, elect to cure, at any time and without notice, any default of Tenant under this Lease. Whenever Landlord so elects, Tenant shall immediately upon demand pay to landlord, as Additional Rent, all costs and expenses thereby incurred by landlord.

SECTION 14.08 LIEN FOR RENT.
---------------------------
          Tenant hereby grants to landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. Said lien and security interest shall be in addition to and cumulative of the Landlord's liens provided by law. This Lease shall constitute a security agreement under the California Commercial Code (the "CCC") so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Premises by Tenant. Tenant shall execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interests may be protected pursuant to the CCC. Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the CCC.

SECTION 14.09 WAIVER
--------------------
          No delay or omission in the exercise of any right or remedy of Landlord shall impair such a right or remedy or be construed as a waiver. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a wavier of such term, covenant, or condition or any subsequent or preceding breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent (or a portion thereof) by Landlord shall not be deemed to be a waiver of any previous breach by Tenant of any Term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rent (or portion thereof) so accepted, regardless of landlord's knowledge of such prior existing breach at the time of acceptance of such rent. Without limitation on the foregoing: no payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to landlord; no receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the Term or affect any such notice, demand or suit; and acceptance of any payment from a debtor in possession, a trustee or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a default hereunder. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

SECTION 14.10 SURRENDER.
-----------------------
          Only an express written notice from Landlord to Tenant of Landlord's intention to accept a surrender by Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. No other act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises before the expiration of the Term. Landlord shall not by any re-entry or other act be deemed to have accepted any surrender by Tenant of the Premises or Tenant's interest therein, or be deemed to have terminated this Lease, or to have relieved Tenant of any obligation hereunder, unless Landlord shall have given Tenant written notice of Landlord's election to terminate this Lease.

SECTION 14.11 CUMULATIVE REMEDIES.
---------------------------------

          In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the other covenants' agreements, conditions or provisions of this Lease, or to any other remedy allowed to landlord at law or in equity. Except as provided herein or as provided under applicable California law in effect at the time of execution hereof, the rights and remedies reserved to landlord in this Article are independent and cumulative and in addition to all other rights available to Landlord under this Lease, at law or in equity, and landlord may pursue any or all of such rights and remedies, at the same time or otherwise.

                        ARTICLE 15. DEFAULT BY LANDLORD
                        -------------------------------

SECTION 15.01 DEFAULT BY LANDLORD.
---------------------------------
          Landlord shall not be in default in the performance of any obligation by it hereunder until it has failed to perform such obligation for seven (7) days after written notice by Tenant provided it is physically possible to commence and complete such repairs specifying wherein Landlord has failed to perform such obligation; provided, however, that if Landlord's obligation is such that more than thirty (300 days are required for its performance, then Landlord shall not be in default if it commences such performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. If the Premises or any part thereof are at any time subject to a first mortgage or a first deed of trust and this Lease or the rent due from Tenant hereunder are assigned to such mortgagee, trustee or beneficiary (called "Assignee" for purposes of this Article only) and Tenant is given written notice thereof, including the post office. Address of such Assignee, then in the event Landlord shall be in default hereunder, Tenant shall give written notice to such Assignee, specifying the default in reasonable detail, and affording such Assignee a reasonable opportunity to make performance for and on behalf of Landlord. If and when the said Assignee has made performance on behalf of Landlord, such default shall be deemed cured.

                ARTICLE 16. AUTOMOBILE PARKING AND COMMON AREAS
                -----------------------------------------------

SECTION 16.1 DEFINITIONS
------------------------

          16.1 Construction, Use, Maintenance and Operation.
          -------------------------------------------------

          Lessee and its employees, agents, invitees, licensees, customers and visitors are, except as otherwise specifically provided in this lease, authorized, empowered and privileged to use, without charge, the automobile parking and common areas in common with other persons entitled to such use during the term of this lease. Lessor agrees, without cost or expense to Lessee, to construct or cause to be constructed, the automobile parking and common areas (herein collectively referred to as "Common Areas" or "Common Area") within the Shopping Center, including the area shown on the site plan attached hereto and marked Exhibit "B", and to maintain and operate or cause to be maintained and operated (except as hereinafter provided with reference to reimbursement for cost of maintenance), said Common Areas at all times following completion thereof, for the benefit and use of Lessee and its employees, agents, invitees, licensees, customers and visitors, and, of other tenants, owners and occupants of the Shopping Center.

          16.2 Maintenance Expenses.
          -------------------------
          The Lessor shall keep or cause to be kept said Common Areas, in a neat, clean and orderly condition, properly policed, lighted, marked, surfaced and landscaped, and shall repair any damage thereto and to the facilities thereof, but all expenses in connection with said Common Areas shall be charged and prorated in the manner hereinafter set forth. It is understood and agreed that the phrases "expenses in connection with said Common Areas" or "Common Area expenses" as used herein shall be construed to include, including without limitation all sums expended in connection with said Common Areas for all general maintenance and repairs, resurfacing, painting, striping, restriping, cleaning, sweeping, gardening, security and janitorial services; maintenance and repair of sidewalks, curbs, and Shopping Center signs (i.e., signs identifying the Shopping Center as distinguished from signs identifying particular tenants therein); sprinkler systems, planting and landscaping; lighting and other utilities; directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, lighting systems, storm drainage systems and any other utility systems; personnel to implement such services including, if Lessor deems necessary, the cost of gardeners and security guards; real and personal property taxes and assessments on the facilities and land comprising said Common Areas; any governmental imposition or surcharge imposed against Lessor or assessed against the automobile parking area or any other portion of the Common Area; depreciation on (but not the acquisition price of) maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented); and adequate public liability and property damage insurance on the Common Areas as required in Section 9.03 of Article 9. In addition, Lessee shall pay a pro-rata sum to Lessor for the accounting, bookkeeping and collection of the expenses in connection with said Common Areas in an amount not to exceed five percent (5%) of the total of the aforementioned Common Area expenses (excluding depreciating and taxes for each calendar year). Lessor may cause any or all of said services to be provided by an independent contractor or contractors. Anything to the contrary not withstanding contained herein above, all expenses in connection with the original and any subsequent acquisition, construction and/or installation of the Common Areas and facilities thereof shall be at the sole cot and expense of Lessor and shall not in any event be charged to Lessee or included in such expenses of maintenance or repair of the Common Areas.

16.3 PAYMENT OF PARKING AND COMMON AREA EXPENSES
------------------------------------------------

          16.3.1 Easement and Management Agreement
          ----------------------------------------
          Lessor acknowledges that it has entered into Construction, Operation and Easement Agreement (hereinafter referred to as "Agreement") with the Redlands Redevelopment Agency and the City of Redlands (hereinafter collectively referred to as "City")> Said Agreement is incorporated herein by this reference thereto. Pursuant the terms of said Agreement, all expenses in connection with the Common Areas (exclusive of the enclosed mall[s]) shall be borne solely by the City. Should the City default in its obligations under said Agreement, Lessee shall pay Lessor its pro-rata share of the Common Area expenses (exclusive of the enclosed mall[s]) in the manner herein provided.

          16.3.2 Enclosed Mall Area(s).
          ---------------------------
          Lessor further acknowledges that a portion of the Common Area will be contained within an enclosed air-conditioned mall[s] which Lessee shall have no direct access except by pedestrian walkways. Lessee shall have no obligation to pay any part of the Common Area expenses attributable to said enclosed air-conditioned mall[s] during the term of this lease.

          16.3.3 Lessee's Obligation
          --------------------------
          a. Conditions Precedent. Until such time as Lessor, or its successor(s) in interest, incurs all of any portion of the Common Area expenses due to:
               (1) a default on the part of the City to observe its obligations under said agreement, or
               (2) the expiration or earlier termination of said Agreement pursuant one of the methods provided for under Section VII of same, Lessee shall have no obligation to pay any part of the Common Area expense. Upon the occurrence of one of the events provided for in Clause (1) or Clause (2) of this Paragraph 16.3.3, however, and continuing until the earlier of:
                         (i) the expiration or other termination of this lease, or
                         (ii) a subsequent agreement by Lessor and/or such other third party to absorb all or portion of the Common Area expenses at its and/or their sole cost.
          b. Method of Computation. Lessee shall pay to Lessor a pro-rata share of such Common Area expenses within thirty (30) days following the end of each calendar quarter or, at Lessor's option, each calendar year. Lessor shall furnish Lessee a statement, itemized in reasonable detail, covering the calendar quarter or year just expired, certified as correct by a certified public accountant or the managing partner of Lessor or an authorized financial officer of Lessor, showing the total operating cot of the Common Areas and the amount of Lessee's pro-rata share of such Common Area expenses for such calendar quarter or year. Lessee agrees to pay to Lessor, Lessee's pro-rata share of such Common Area expenses within thirty (30) days after the receipt by Lessee of said statement. Lessee's pro-rata share of the total Common Area expenses for the previous calendar quarter or year shall be that portion of all of such Common Area expenses which the number of square feet of the Enclosed Area of the Premises bears to the total number of square feet of Gross Floor Area of all buildings in the entire Shopping Center, (including the area contained within the buildings identified on the attached Exhibit "B" as "Mall Shops"). There shall be an appropriate pro-rate adjustment of Lessee's share of the Common Area expenses as of the Commencement Date and termination date of the term of this lease and also as to the completion of any additional Gross Floor Area in the entire Shopping Center. The term "Gross Floor Area: as used herein shall be deemed to mean the aggregate of the actual number of square feet of all floor space (determined by measuring from the outside of exterior walls and from the center of interior separation partitions) within the buildings comprising the entire Shopping Center,

               (including, for purposes of determining Gross Floor Area only, the area contained within the buildings identified on the attached Exhibit "B" as "Mall Shops"). There shall be excluded, however, space on exterior or interior balconies, roofs, canopies, or penthouses, or other structures on roofs, unless used as selling space (and if so used, the same shall be included in the proportion herein provided), space on any loading docks. No deduction or exclusion shall be made from the Gross Floor Area s above defined due to columns, stairs, elevators, escalators, or other interior construction or equipment within the Premises, or any other buildings, within the Shopping Center and mezzanines, warehouse or storage areas, clerical or office areas, and employee areas. Lessor shall keep and maintain books of account for all Common Area expenses referred to in this Article for a period of two (2) years after the end of each calendar quarter or year covered b Lessor's statement in which such transactions occur, and Lessee shall have the right to inspect and audit said books of account. Lessor guarantees that the administration of all maintenance and repair of the Common Areas will be conducted on a non-profit basis.

16.4 CHANGES TO AND OPERATION OF COMMON AREAS.
---------------------------------------------

     16.4.1 Rights of Lessor
     -----------------------
          Lessor shall at all times have the right and privilege of determining the nature and extent of the Common Area within the Shopping Center, whether the same shall be surface, underground or multiple-deck, and of making such changes therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interest of the persons entitled use the Common Areas, including the location and relocation of driveways, entrances, exits, automobile parking spaces, the direction and flow of traffic, installation of prohibited areas, landscaped areas, and all other facilities thereof, provided, however:
          (i) all costs and expenses incurred in extending, creating or making any of said changes in and to the Common Areas shall be born entirely by Lessor.
          (ii) that Lessor shall not obstruct any street, sidewalk, walkway, driveway, landscaped area or parking area or ingress and egress areas, adjacent to the Premises or within or adjacent to the Shopping Center except to such extent as shall be temporarily necessary and reasonable.
          (iii) that Lessor shall not permit the parking ratio to be or become less than five cars per 1,000 square feet of building area, and
          (iv) that in no event shall Lessor or anyone acting by, through or under it obstruct or hinder ingress to or egress from the Premises to the balance of the Shopping Center and the surrounding public streets or make any changes in and to said Common Areas, including the direction or flow of traffic in, to and from the Premises, which would unreasonably restrict or affect Lessee's visibility, use and operation of its Premises and drive-up banking facility.

     16.4.2 Rules and Regulations.
     ----------------------------
          Lessor shall also have the right to establish, and from time to time, change, alter and amend, and to enforce against Lessee and other users of said Common Areas reasonable rules and regulations ( including the exclusion of employees' parking therefrom) as may be deemed necessary or advisable for proper and efficient operation and maintenance of said Common Areas. The rules and regulations herein provided may include, without limitation, the hours during which the Common Areas shall be open for use; provided, however, that the Common Areas shall be open during all usual business hours and on all such days as businesses of like nature in the area are open for business. Lessor may, if in its opinion the same be advisable, establish a system or systems of validation or other type of operation, including a system of charges against non-validated parking checks of users, which charges shall not exceed charges in comparable automobile parking areas in vicinity of the Shopping Center, and Lessee agrees to conform to and abide by all such rules and regulations in its use and the use by its employees, agents, invitees, licensees, customers and visitors with respect to the automobile parking areas within the Common Areas, provided, however, that all such rules and regulations and such types of operation or validation of parking checks and other matters affecting Lessee and its employees, agents, invitees, licensees, customers and visitors shall apply equally and without discrimination to all persons entitled to the use of said automobile parking areas.

     16.4.3 Changes in the Method of Allocating Common Area Expenses.
     ---------------------------------------------------------------
          Lessor agrees that in the event any parking, validation or other similar Common Area charges shall be levied against Lessee, its employees, agents, invitees, licensees, customers and visitors for the use of said Common Areas, the amount of any said charges shall be applied directly to Lessee's share of Common Area expenses, as provided in Paragraph 16.3.

     16.4.4 Lessor's Control Over the Common Areas.
     ---------------------------------------------
          Except as provided in Paragraph 16.4.1 and Lessee's rights in the Drive-up Teller Area of the Premises, Lessor shall at all times during the term of this lease have the sole and exclusive control of all portions of the Common Areas, and may at any time from time to time during the term of this lease exclude and restrain any person from use or occupancy thereof, excepting, however, Lessee, its employees, agents, invitees, licensees, customers and visitors, and as to the Common Areas, the tenants, owners, occupants, and employees, agents, invitees, licensees, customers and visitors of other tenants of Lessor who make use of said areas in accordance with the rules and regulations established by Lessor from time to time with respect thereto, subject to Lessor's right to designate employee parking areas as provided in this Article. The rights of Lessee hereunder in and to the Common Areas shall at all times be subject to the rights of the Lessor, the other tenants of the Lessor and any other owners of the Shopping Center to use the same in common with Lessee, and it shall be the duty of Lessee to keep all of said Common Areas free and clear of any obstructions created or permitted by Lessee or resulting from Lessee's operation in the Premises and to permit the use of any of said Common Areas only for normal parking and ingress and egress by Lessee, its employees, agents, invitees, licenses, customers and visitors to and from the Premises and by the other tenants of the lessor, their employees, agents, invitees, licensees, customers and visitors.

     16.4.5 Lessor's Control of Non-Exclusive Parking
     ------------------------------------------------
          If in the opinion of Lessor unauthorized persons are using any of said Common Areas by reason of the presence of Lessee in the Premises, Lessee, upon demand of Lessor, shall use reasonable efforts to enforce such rights against its employees, agents and service-suppliers. Nothing herein shall affect the rights of Lessor at any time to remove such unauthorized persons from said Common Areas or to restrain the use of any of said Common Areas by unauthorized persons.

     16.4.6 Employee Parking
     -----------------------
          It is understood and agreed by the parties hereto that the employees of Lessee and the other tenants of Lessor within the Shopping Center and the employees of the owner or owners of the Shopping Center shall not be permitted to park their automobiles within 200 feet of the Premises or such other automobile parking areas within the Shopping Center (but outside the aforesaid 200 foot radius) which may from time to time be designated for customers and patrons of the Shopping Center. Lessor agrees to furnish and/or cause to be furnished at no additional rental either within the Shopping Center parking area, or reasonably close thereto, space for employee parking applicable equally and without discrimination and on the same terms for the employees of all tenants, owners or occupants in the Shopping Center. Lessor at all times shall have the right to designate the particular parking area (but not particular spaces therein) to be used by any or all of such employees of tenants, owners or occupants and any such designation may be changed from time to time. Lessee and its employees shall park their cars only in those portions of the parking area, if any, designated for that purpose by Lessor and permitted by the terms of this lease. Should Lessor furnish employee parking outside the perimeter of the Shopping Center, the original and any subsequent acquisition, construction and/or installation of such employee parking area shall be at the sole cost and expense of Lessor. Lessor's obligations as set forth in this Article relating to the maintenance and repair of Common Areas shall also extend and apply to such employee parking area and the cost of such maintenance and repair shall be a part of the Common Area expenses for which Lessee shall pay its pro-rata share.

     16.4.7 Damage to or Loss of Property within the Common Areas.
     -------------------------------------------------------------
          Nothing contained herein shall be deemed to create any liability upon Lessor for any damage to motor vehicles of customers or employees or for loss of property from within such motor vehicles, unless caused by the negligence of the Lessor, its agents, servants or employees.

                        ARTICLE 17. SIGNS; ADVERTISING
                        ------------------------------

SECTION 17.01 PROHIBITED ACTIVITIES.
-----------------------------------
          Tenant shall not, without Landlord's prior written consent, do any of the following:

     (a) Install or affix to the exterior of the Premises any lighting or plumbing fixtures, shades, awnings or exterior decorations (including exterior painting).
     (b) Install or affix to the exterior doors or windows or roof of the premises or within twenty-four (24) inches of such doors and windows, any signs, lettering, placards or the like.
     (c) Cause or permit to be used any advertising materials or methods which can be seen, heard or otherwise be objectionable to Landlord or to other tenants of the Center, including without limitation, loudspeakers, mechanical or moving display devices, usually bright or flashing lights and similar devices.
     (d) solicit business in the parking areas or other Common Areas, or distribute, or cause to be distributed, any handbills or other advertising matter in the Center.
     (e) Use any sign or advertising material that is not of professional quality.
     (f) display, paint or place or cause to be displayed, painted or placed, any handbills, bumper stickers or other advertising devices on any vehicle parked in the parking area of the Center, whether belonging to Tenant, or to Tenant's agent, or to any other person.

SECTION 17.02 MAINTENANCE
-------------------------
          Tenant shall at all times maintain its windows and signs in a neat, clean and orderly condition. If, as to any sign exposed to the parking areas or other Common Areas, Tenant shall fail to do so after five (5) days' written notice from Landlord, Landlord may repair, clean or maintain such exterior sign and the cot thereof shall be payable by Tenant to Landlord upon demand as Additional Rent.

SECTION 17.03 ADVERTISED NAME AND ADDRESS
-----------------------------------------
          Tenant shall not use the words "Redlands Mall" for any purpose other than s the address of the business to be conducted by Tenant in the Premises, and Tenant shall not acquire any property right in or to any name which contains said word combination as a part thereof. Any permitted use by Tenant of the words "Redlands Mall" during the Term shall not permit Tenant to use, and Tenant shall not use, such words after the termination of this Lease or at any other location other than the Premises.

SECTION 17.04 SIGN CRITERIA.
---------------------------
          All Tenant signs shall be in accordance with the sign criteria attached hereto as Exhibit "E".

                         ARTICLE 18. SECURITY DEPOSIT
                         ----------------------------

SECTION 18.01 SECURITY DEPOSIT
------------------------------

                     ARTICLE 19. SURRENDER OF THE PREMISES
                     -------------------------------------

SECTION 19.01 NO MERGER.
-----------------------
          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, shall not work a merger, but shall, at the option of Landlord, terminate any or all existing subleases or operate as an assignment to landlord of any or all of such subleases.

SECTION 19.02 TENANT'S OBLIGATIONS.
----------------------------------
          Upon the termination of this Lease, Tenant shall forthwith remove Tenant's trade fixtures and personal property and those of any other persons claiming under Tenant, repair any consequent damage from such removal and quit and deliver up the Premises to Landlord peaceably and quietly in the same condition as the same are now or hereafter improved by Landlord or Tenant, reasonable wear and tear excepted. Trade fixtures and personal property not removed by Tenant within forty-eight (48) hours after termination of this Lease shall be considered abandoned and Landlord may dispose of them according to law, and Tenant shall promptly, upon demand, reimburse Landlord for any expenses incurred in connection therewith.

Tenant shall also comply with any request of Landlord to remove any additions, alterations and improvements pursuant to Section 8.02.

                          ARTICLE 20. EMINENT DOMAIN
                          --------------------------

SECTION 20.01 CONDEMNATION OF ENTIRE PREMISES.
---------------------------------------------
          In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate upon the date when Tenant actually is required to yield possession.

SECTION 20.02 CONDEMNATION OF PART OF PREMISES
----------------------------------------------
          In the event more than twenty-five percent (25%) of the Gross Floor Area of the Premises is taken under the power of eminent domain by any public or quasi-public authority, or if because of any appropriate or taking, regardless of the amount so taken, the remainder of the Premises is not one undivided parcel of property, or if the continued conduct of Tenant's business on the Premises would be prevented or substantially impaired, either Landlord or Tenant shall have the right to terminate this Lease as of the date of such taking; provided, however, that this right shall be exercisable only by notice of election to exercise this right within thirty (30) days after receipt of notice of the appropriation or taking.

SECTION 20.03 CONTINUATION OF LEASE
-----------------------------------
          If both Tenant and landlord elect not to terminate this Lease pursuant to Section 20.02, or less than twenty-five percent (25%) of the Gross Floor Area of the Premises is appropriated under the power of eminent domain by any public or quasi-public authority, and the remainder thereof is an undivided parcel of property, then in either such event, this Lease shall remain in full force and effect as to the portion of the Premises remaining except that the Minimum Annual Rent shall be reduced in the proportion that the Gross Floor Area taken bears to the Gross Floor Area of the Premises before such taking.

SECTION 20.04 AWARDS
--------------------
          Any award for any taking of all or part of the Premises under the power of eminent domain shall be the property of Landlord, whether such award shall be made as compensation for diminution in the value of the lease hold or for taking of the fee. Nothing contained herein, however, shall preclude Tenant from Obtaining, or give Landlord any interest i, any separate award to Tenant for loss of or damage to Tenant's trade fixtures or removable personal property, for Tenant's relocation expenses, or for damage for cessation or interruption of Tenant's business, but only to the extent that such items of damage or loss are set forth in the award separately and distinctly from damage to or loss of the Premises or any part thereof. Tenant shall be entitled to participate in the proceedings relating to the determination of any award to Tenant.

SECTION 20.05 SALE UNDER THREAT OF CONDEMNATION
-----------------------------------------------
          A sale by Landlord to any authority having the power of eminent domain, under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for purposes of this Article.

                  ARTICLE 21. RECONSTRUCTION AND RESTORATION
                  ------------------------------------------

SECTION 21.01 DEFINITIONS.
-------------------------
          For the purpose of this Article, the following definitions shall apply: "substantial" damage to the Premises (or the Center) shall mean damage to the Premises (or the Center), the estimated cost of repair of which exceed twenty-five percent (25%) of the then estimated replacement cost of the Premises (or the Center); and "insured" damage to the Premises shall mean damage to the Premises which is caused by a casualty covered by fire and extended coverage insurance carried by landlord where the proceeds of such insurance payable as a result of such damage and collected by landlord are no less than the estimated replacement cost of the Premises; provided, however, that, in the event any mortgagee under a mortgage, deed of trust or other security instrument covering the Center requires that such insurance proceeds be applied against the mortgage debt, then such damage shall be treated as not "insured" for the purposes of this Article.

Section 21.02 NOTICE.
--------------------
          If during the Term the Premises or any portion thereof is damaged or destroyed, Tenant shall give prompt written notice thereof to Landlord.

SECTION 21.03 DAMAGE TO PREMISES.
--------------------------------
          21.03.1 Obligation to Rebuild
          -----------------------------
          If during the Term the Premises are destroyed or damaged and either such damage is not "substantial" or such damage is "insured," then, within a period of ninety (90) days thereafter, landlord shall commence repair, reconstruction and restoration of said Premises and prosecute the same diligently to completion, and this Lease shall continue in full force and effect. If, however, the damage is "substantial" and is not "insured" then landlord may either: (a) restore the premises as aforesaid; or (b) elect to terminate this lease as of the date of occurrence of such damage, by giving Tenant written notice of its election to do so within thirty (30) days after such date. The Premises as repaired or rebuilt shall be of substantially the same character and quality as prior to such damage or destruction, except that Landlord shall in no event be required to restore, repair or reconstruct any alterations, additions or improvements made by or at the expense of Tenant. Upon completion of such repair or restoration, Tenant shall promptly refixture the Premises (subject to the terms and provisions of Article 8) substantially to their condition prior to the casualty.
          21.03.2 Damage Near End of Term
          -------------------------------
          If the Premises are destroyed or damaged during the last year of the Term and the estimated cost of repair exceeds twenty-five percent (25%) of the Minimum Annual Rent for the balance of the Term, Landlord may terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of its election to do so within thirty (30) days after such date. If Landlord does not so elect, repair of such damage shall be governed by Section 10.03.1.

          21.03.3 Rent Abatement.
          ----------------------
          If the Premises are destroyed or damaged and the Premises are repaired or restored pursuant to this Article, Tenant shall continue its business on the Premises to the extent practicable, and the Minimum annual Rent for the period during which such damage, repair or restoration continues shall be reduced in the proportion that the Gross Floor Area destroyed or damaged bears to the Gross Floor Area of the Premises being used by Tenant. There shall be no abatement of Percentage Rent, Additional Rent or other amounts due under this Lease, and Tenant shall have no claim, other than for abatement of Minimum Annual Rent as provided herein, against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration.

          21.03.4 Tenant's Insurance Proceeds.
          -----------------------------------
          In the event the Lease is terminated pursuant to this Article, then all proceeds from fire and extended coverage insurance covering the items specified as "Tenant's Work" in Exhibit "C", and Tenant's leasehold improvements, but excluding proceeds for trade fixtures not affixed to the property, merchandise, signs and other personal property, shall be disbursed and paid to landlord.

SECTION 21.04 DAMAGE TO CENTER.
------------------------------
          Notwithstanding anything to the contrary in this Article, if the Center is destroyed or damaged and such damage is "substantial," Landlord may terminate this lease as of the date of such occurrence, whether or not the Premises are destroyed or damaged, by giving written notice to Tenant of its election to do so within thirty (30) days after such date.

SECTION 21.05 NO TERMINATION UPON CASUALTY.
------------------------------------------
          Except as otherwise specifically provided in this Article, this Lease shall not terminate or be affected in any way and Tenant shall not be released from any of its obligations under this Lease by reason of damage to or destruction of all or any portion of the Premises. Tenant hereby waives the provisions of Sections 1932 and 1933 of the California Civil Code and of any other statute or rule of law now or hereafter in effect contrary to the obligations of Tenant under this Article or which may relieve Tenant therefrom.

SECTION 21.06 DISPUTES OVER AMOUNT OF DAMAGE.
--------------------------------------------
          In the event of damage or destruction, Landlord shall estimate the extend of damage and notify Tenant within thirty (30) days after the occurrence thereof. Should Tenant dispute the accuracy of such estimate, and so notify Landlord within fifteen 915) days, Landlord shall retain a disinterested M.A.I. appraiser who shall evaluate the aforementioned damage. The determination of such appraiser shall be binding upon the parties. Landlord's failure to give the notice to be provided under this Section shall not operate as a waiver of any of Landlord's rights.

                           ARTICLE 22. MISCELLANEOUS
                           -------------------------

SECTION 22.01 ESTOPPEL CERTIFICATE.
----------------------------------
          Tenant shall, within thirty (30) days following the Commencement Date and at any time thereafter upon fifteen (15) days' written notice from Landlord, execute and deliver to Landlord a statement in writing, in the form of Exhibit "G" attached hereto, which certifies: (i) the Commencement Date and the expiration date of this Lease, (ii) that this Lease is unmodified and in effect (or, if modified, stating the modifications and that this Lease, as modified, is in effect, (iii) the dates to which Minimum Annual Rent and Additional Rent or other charges are paid in advance, if any, and (iv) that there are not, to the knowledge of Tenant, any uncured defaults by landlord, or specifying such defaults if claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of the Premises or of all or any portion of the real property of which the Premises are a part. Failure to deliver such statement within the times specified shall be conclusive upon Tenant: (i) that this Lease is in effect, without modification except as represented by landlord; (ii) that there are no uncured defaults in the performance of landlord; and (iii) that not more than one month's Minimum Rent has been paid in advance.

SECTION 22.02 LANDLORD'S RIGHT OF ACCESS
----------------------------------------
          Landlord and its agents shall except in the event of an emergency during usual business hours have free access to inspect the Premises, to make reasonable repairs or installations which Landlord may be required or permitted to make hereunder, to exhibit the Premises to prospective purchasers, encumbrancers or tenants or to post notices required or permitted by law. Landlord may, during the progress of any work on the Premises, keep and store upon the Premises all necessary materials, tools and equipment. Landlord may at any time within ninety (90) days prior to the termination of this Lease affix and display "to let" or "to lease" signs upon any part of the Premises except the windows. Landlord may do any of the above without abatement of rent and without liability to tenant for any loss of occupation or quiet enjoyment of the premises or other damage occasioned thereby and with 24 hours advance notice.

SECTION 22.03 TRANSFER OF LANDLORD'S INTEREST.
---------------------------------------------
          Upon any transfer or transfer of Landlord's interest in the Premises, the transferor shall be automatically relieved of all obligations and liabilities on the part of land lord accruing after the date of such transfer.

SECTION 22.04 SEVERABILITY.
--------------------------
          Any provision of this Lease which shall Prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect.

SECTION 22.05 TIME OF ESSENCE.
-----------------------------
          Time is of the essence with respect to every provision of this Lease.

SECTION 22.06 LEASE NOT SUBJECT TO LEVY.
---------------------------------------
          This Lease and the interest of Tenant hereunder shall not be subject to garnishment or sale under execution in any action or proceeding which may be brought against or by Tenant without the written consent of Landlord.

SECTION 22.07 QUIET POSSESSION.
------------------------------
          Landlord warrants that Tenant, on paying the rent installments and other payments provided for herein and on keeping, observing and performing all the other terms, covenants and conditions herein contained on the part of Tenant to be kept, observed and performed, shall, during the term, peaceable and quietly have, hold and enjoy the Premises, subject to the terms, covenants and conditions of this Lease and the COEA referred to in Section 22.13.

SECTION 22.08 NON-PARTNERSHIP.
-----------------------------

          It is understood and agreed that the Percentage Rent to be paid to landlord by Tenant in addition to the Minimum Annual Rent is additional rent for the Premises; that neither party shall be construed or held to be a partner, joint venturer, affiliate or associate of the other, nor shall either party be liable for any debts or other obligations incurred by the other; and that the relationship of the parties hereto is and at all times shall be and remain that of Landlord and Tenant.

SECTION 22.09 BROKERS.
---------------------
          Tenant hereby warrants and represents that Tenant has been represented by CB Commercial Real Estate. Tenant and Landlord shall indemnify each other and hold harmless each other from any and all claims, costs, expenses (including, without limitation, attorneys' fees) or liability for any commission, brokerage fee or other charge claimed against Landlord or Tenant by any other broker, agent or finder purporting to have been engaged by Tenant in connection with this Lease.

SECTION 22.10 QUITCLAIM.
-----------------------
          At the termination of this Lease, Tenant shall execute, acknowledge and deliver to landlord, within ten (10) days after written demand from Landlord, any quitclaim deed or other document reasonably required by any reputable title company to remove the cloud of this Lease from the title to the real property subject to this Lease.

SECTION 22.11 SAFETY AND HEALTH.
-------------------------------
          Tenant shall at all times during the Term comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq. And any analogous legislation in California (collectively, the "Act"), to the extent that the Act applies to the Premises and any activities thereon. Without limiting the generality of the foregoing, Tenant shall maintain all working areas, all machinery, structures, electrical facilities and the like upon the Premises in a condition that fully complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of landlord who may from time to time be present upon the Premises. Tenant shall indemnify and hold harmless landlord from any liability, claims or damages arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom including, without limitation, attorneys' fees and court costs incurred by Landlord in connection therewith, which indemnity shall survive the termination of this Lease.

SECTION 22.12 SUBORDINATION AND ATTORNMENT.
------------------------------------------
          This Lease shall, at Landlord's option, be subordinate to any mortgage or deed of trust that may exist or hereafter be placed upon the center of any part thereof and to any and all advances made thereunder and to the interest thereon and to all renewals, replacements and extensions thereof. Tenant shall, upon written demand by landlord, execute such instruments as may be required at any time to subordinate the rights and interests of Tenant under this Lease to the lien of any such mortgage or deed of trust, or, if requested by landlord, to subordinate any such mortgage or deed or trust to this Lease; provided, however, that Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage or deed of trust, attorn to the purchaser upon foreclosure sale or sale under power of sale, and recognize such purchaser as

Landlord under this Lease, and, so long as Tenant is not in default hereunder, such foreclosure shall not terminate this Lease or otherwise affect Tenant's rights hereunder.

SECTION 22.13 CONSTRUCTION, OPERATION AND EASEMENT AGREEMENT.
------------------------------------------------------------
          This Lease is expressly subject and subordinate to that certain agreement ("COEA") entitled "Construction, Operation and Easement Agreement" and dated as of November 1, 1975, by and between the Redevelopment Agency of the City of Redlands, The City of Redlands and Redlands Mall Associates. To the extent of any conflict between the terms and provisions of this Lease and of the COEA, the terms and provisions of the COEA shall control. Tenant shall conform to and not violate or permit any violation of the COEA and shall execute such further instruments and do such further acts as may reasonably be required by landlord to establish that this Lease is subordinate to the COEA and any amendments or modifications thereto.

SECTION 22.14 ATTORNEY"S FEES.
-----------------------------
          If at any time during the Term either Landlord or Tenant institutes any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding shall reimburse the successful party therein for the reasonable expenses, disbursements and attorneys' fees incurred therein by the successful party.

SECTION 22.15 CAPTIONS.
----------------------
          Article, Section and Subsection captions in this Lease have been inserted solely for the convenience of the parties, and such captions, headings or titles shall in no way define or limit the scope, intent or application of any provision of this Lease.

SECTION 22.16 INUREMENT.
-----------------------
          Subject to any provisions hereof restricting assignment or subletting by Tenant, the terms and conditions contained in this Lease shall bind and inure to the benefit of the parties, their successors and assigns.

SECTION 22.17 CHOICE OF LAW.
---------------------------
          This Lease shall be construed in accordance with and governed by the laws of the State of California.

SECTION 22.18 CORPORATE AUTHORITY.
---------------------------------
          Each individual executing this Lease on behalf of a corporate tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. Tenant shall, within thirty (30) days after execution of this Lease, deliver to landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease.

SECTION 22.19 GENDER; NUMBER.
----------------------------
          Throughout this Lease the stated gender shall be read to mean the feminine, masculine or neuter, and the stated number shall be read to mean the singular or plural, as the context may require. If Tenant is more than one person, then the word "Tenant", wherever used in this Lease, is intended to refer to all such persons, and the liability of such persons for compliance with and performance of all the terms, covenants and provisions of this Lease shall be joint and several.

SECTION 22.20  MERCHANTS ASSOCIATION.
------------------------------------
          22.20.1 Tenant's Membership; Charter; Bylaws.
          --------------------------------------------
          Tenant shall join and thereafter maintain until the termination of this Lease, membership in a non-profit merchants' association (the "Association") composed of not less than seventy-five percent (75%) of the tenants from time to time occupying space in the Center. The charter of the association shall be originally approved by a majority vote of the members of the Association and shall thereafter be subject to amendment as provided in said charter. Each member of the Association and the Landlord shall have one (1) vote.
          22.20.2 Assessments.
          -------------------
          Such Membership shall include the obligation of Tenant to pay assessments, as determined by the Association, to cover the expenses of all advertising and other activities carried on by the Association for the mutual benefit of its members, including the compensation of an executive secretary employed by the Association for the purpose of directing public relations and promotions in connection with the Center. In no event shall Tenant's contribution in any calendar year be less than 60.0 cents per square foot of Gross Floor Area in the Premises. A tenant leasing less than 1,000 square feet of Gross Floor Area in the Center shall pay a minimum, contribution of Four Hundred Dollars ($400.00) per year, with a maximum annual amount not to exceed $2,774.00
          22.20.3 Adjustment to Assessment.
          --------------------------------
          The contributions to the Association determined by applying the foregoing Assessment Formula will be adjusted by a percentage equal to the percentage increase or decrease from the base period of the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index, Subgroup "all items," entitled "Consumer Price Index, U.S. City Average for Urban Wage Earners and Clerical workers: (1967=100). The calendar year in which the Center initially opened to the public for business, i.e., 1977, shall be considered the "base period". Such adjustment shall be made at any time there exists an increase or decrease of ten percent (10%) or more from the base period, and shall be effective for the fiscal year of the Association immediately following such adjustment. If any time there shall not exist the Consumer Price Index, the parties shall substitute any official index published by the Bureau of Labor Statistics, or successor or similar governmental agency, as may then be in existence and shall be most nearly equivalent thereto. If the parties shall be unable to agree upon a successor index, the parties shall refer the choice of a successor index to arbitration in accordance with the rules of the American Arbitration Association.
          22.20.4 Landlord's Membership; Assessments.
          ------------------------------------------
          Landlord shall become and remain a member of the Association and pay on a non-cumulative basis, an assessment equal to twenty-five percent (25%) of all assessments collected by the Association from its members (excluding Landlord) in each year, provided, however, that in no event shall landlord's assessment exceed the sum of Ten Thousand Dollars ($10,000.00) in any one (1) year. At the option of Landlord, Landlord may elect to contribute part or all of the services of a promotion director or secretary, or both, in lieu of a cash contribution. The promotion director and secretary shall be under the exclusive control and supervision of Landlord, who shall have the sole authority to employ and discharge the promotion director and secretary.

SECTION 22.21 SHORT FORM LEASE.
------------------------------
          Upon the written request of landlord, Tenant shall execute and acknowledge a short form lease which Landlord, at its option, may record. Tenant shall not record this Lease or said short form without the prior written consent of Landlord.

SECTION 22.22 FORCE MAJEURE.
---------------------------
          In the event Landlord or Tenant is delayed, hindered, or prevented from performing any act required hereunder by reason of strikes, lockouts, or other labor troubles, inability to procure or shortage of materials or supplies, failure of power, energy shortages, restrictive governmental laws or regulations, inclement weather, fire, explosion, earthquake or other casualty, riots, insurrection, war, acts of God, or other causes beyond the reasonable control of such party, then the performance of such party shall be excused for and extended by the period of such delay. The provisions hereof shall not operate to excuse Tenant from the prompt payment of rent or any other payment required under this Lease, unless herein otherwise expressly provided to the contrary.

SECTION 22.23 NO REPRESENTATIONS OR WARRANTIES; RELOCATION OF PREMISES.
----------------------------------------------------------------------
          As of the commencement of the Term, Tenant agrees to accept physical possession of the Premises subject to all matters of record, and to all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to such matters of record, or as to such laws, ordinances, zoning, regulations, or as to the condition of the Premises or the suitability of the Premises for the conduct of Tenant's business. Landlord reserves the absolute right to lease other space in the Center as Landlord, in the exercise of its sole business judgment, shall determine to best promote the interests of the Center. Tenant does not rely on the fact, nor does landlord represent, that any specific tenant or number of Tenants shall during the Term occupy any space in the Center.

SECTION 22.24 GUARANTY.
----------------------
          As security for the performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, each of the "Guarantors" specified in Article 1 shall, upon execution of this Lease, execute and deliver to landlord, a guaranty in the form of Exhibit "F" attached hereto.

SECTION 22.25 EFFECTIVENESS OF LEASE.
------------------------------------
          Submission of this instrument for Examination or signature by Tenant does not constitute an offer of or option to lease; it is not effective as a lease or otherwise until execution by landlord and delivery thereof to Tenant.

SECTION 22.26 NONDISCRIMINATION.
-------------------------------

          Tenant covenants by or for itself, its heirs, executors, administrators and assigns and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions:
That there shall be no discrimination against or segregation of any person or group of persons on account of race, sex, color, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the Premises.

SECTION 22.27 INCORPORATION OR PRIOR AGREEMENTS.
-----------------------------------------------
          This Lease and the Exhibits hereto cover in full each and every agreement of every kind or nature whatsoever between the parties concerning the Premises and the Center, and all preliminary negotiations and agreements of whatsoever kind or nature, except those contained herein, are superseded and of no further force or effect. Landlord has made no representations or promises whatsoever with respect to the Premises or the Center, except those contained herein; and no other person, firm or corporation has at any time had any authority from Landlord to make any representations or promises on behalf of Landlord, and Tenant expressly agrees that if any such representations or promises have been made by others, Tenant hereby waives all right to rely thereon. No verbal agreement or implied covenant shall be held to vary the provision of this Lease, any statute, law or custom to the contrary notwithstanding. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. Tenant, by initialing this Section, acknowledges that it has read the same and understands it to be a waiver of any right to rely on any representations or agreements concerning the Premises or the Center no expressly set forth in this Lease.

          TENANT'S                           LANDLORD'S
          INITIALS                           INITIALS

          ----------                         ------------

          ----------                         ------------

SECTION 22.28 NOTICES.
---------------------
          Any notice required or permitted hereunder shall be in writing and shall be served personally or by certified or registered mail. If served by mail, notice shall be addressed as follows:

To: Landlord                                 To: Tenant

At: Redlands Mall                            At: Premises or
    C/O The Remm Group                           Business Bank of California
    505 S. Villa Real, Suite #201                140 So. Arrowhead Avenue
    Anaheim Hills, CA 92807                      San Bernardino, Ca 92408

                                                 Attn: Frank Mercardante

                                                            (909) 888-2265
With copies to:
     Redlands Mall
     Management Office
     100 Redlands Mall
     Redlands, CA 92373
     Attention: Manager


               Any notice given by mail shall be deemed to have been received seventy-two (72) hours after deposit in the United States mail, postage prepaid and addressed as specified above. Either party may by written notice to the other specify a different address for notice.

SECTION 22.29 CONFLICT OF INTEREST CLAUSE.
-----------------------------------------
               Conflicts of interest relating to this Agreement are strictly prohibited. Except as otherwise expressly provided herein, neither Lessee nor any director, employee or agent of Lessee, shall give to or receive from any director, employee or agent of Lessor any gift, entertainment or other favor of significant value, or any commission, fee or rebate. Likewise, neither Lessee nor any director, employee or agent of Lessee shall enter into any business relationship with any director, employee or agent of Lessor (or of any affiliate of Lessor), unless such person is acting for and on behalf of Lessor, without prior written notification thereof to Lessor. Any representative(s) authorized by Lessor may audit any and all records of Lessee for the sole purpose of determining whether there has been compliance with this section.

               IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease on the date first above written.

                                    MITSUI/SBD AMERICA FUND 88-II
                                    a California Limited Partnership

                                    By: SBD Properties, A California
                                        General Partnership
                                        General Partner

                                    By: SBD Group Inc., a California Corporation

                                    BY /s/
                                       --------------------------------
                                       James Hirsen, Vice President


                                    BY /s/
                                       --------------------------------

                                             "Landlord"

                                    Business Bank of California
                                    ------------------------------------


                                    BY /s/
                                       ---------------------------------
                                       Mr. Frank Mercardante
                                       President and CEO

                                    BY /s/
                                       ---------------------------------

                                               "Tenant"

                           ADDENDUM TO REDLANDS MALL
                             SHOPPING CENTER LEASE
                                August 1, 1996


23.01 RENTAL INCREASE:
      ----------------

1. During the first 5 years of the initial lease term, the minimum monthly base rent shall be adjusted a fixed 6% increase on 01/01/99 and 01/01/01. On 01/01/02 and on each second anniversary during the second 5 years of the initial term, and of each option term exercised by tenant, the rent shall be changed as follows:

      (a) On each second anniversary (every other year) of commencement date thereafter, the monthly rent payable under paragraph 1.03 of the attached Lease shall be adjusted by the increase, if any, from 01/01/01, or the most recent available index at the time i the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Long Beach-Anaheim, California (1967=100), "All Items", herein referred to as "C.P.I.".

      (b) the monthly rent payable in accordance with paragraph (a) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this Lease, as set forth in paragraph 1.03 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month 01/01/01. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall such adjustment be more than a five (5%) percent per annum, increase over the rent for the month immediately preceding the date for rent adjustment.

      (c) Pending receipt of the required C.P.I. and determination of the actual adjustment, Tenant shall pay an estimated adjusted rental, as reasonably determined by landlord by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Tenant. Landlord's failure to request payment of an estimate for actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this Addendum.

      (d) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department of bureau or agency or shall be discontinued then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Landlord and Tenant cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The costs of said Arbitrators shall be paid equally by landlord and Tenant.

23.02  OPTION TO RENEW:
       ---------------

Tenant may, at its option, renew this Lease for up the three (3) consecutive five (5) year periods, commencing with the expiration of the initial term of this Lease and, thereafter, with the expiration of each option term exercised by Tenant. These option periods shall be on the same terms and subject to all of the covenants, terms and conditions of this Lease including, but not limited to, the monthly rent and rent escalations.

Tenant's option to renew shall be subject to the condition that during the 6 months notice period prior to the expiration of the original term or any extension thereof, Tenant shall not be in default in performance in any of the terms, covenants and conditions of the Lease. In addition, Tenant shall notify Landlord of the Tenant's intent to exercise such option to extend at least six months prior to expiration of the initial term. This option does not grant Tenant any further option to renew other than those defined herein.

23.03 This lease is conditional precedent upon First Interstate Bank vacating the premises at its lease expiry (8/31/96).

23.04 (6.01 USE):
       --------

As a material part of the consideration for this lease, Tenant covenants to use, or cause the Premises to be used, during the Term for the purposes and under the trade name specified in Article 1. Tenant shall not use, suffer or permit the Premises to be used for any other purpose or purposes or under any other trade name without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord's consent shall not be required for a change of name occasioned by Tenant's merger with, acquisition by, or acquisition of another financial institution.

23.05 (10.01 REQUIREMENT OF LANDLORD'S CONSENT):
       ---------------------------------------

Landlord's consent shall not be unreasonably withheld or delayed and landlord's consent shall not be required where such transfer, assignment or sub-letting is a part of or directly related to Tenant's merger with, acquisition by, or acquisition of another financial institution; provided that the successor in interest has a net worth in excess of the net worth of Tenant and Tenant is not released from its obligations under the terms of this Lease.

23.06 (ABANDONMENT):
       -----------

The abandonment and vacation of the Premises by Tenant and failure to pay rent as and when due as provided in Section 13.01.1. As used herein, abandonment is defined to include, without limitation, any absence of Tenant from the Premises for five (5) days or longer while in default under this Lease.

23.07 FAILURE TO MAINTAIN HOURS:
      -------------------------

Tenant shall have the right to remodel, and if required as a result of a stock transfer or ownership change, cease business operations for up to thirty (30) days provided rent is paid and tenant is not in default of any of the provisions of this Lease.

23.08 LANDLORD:
      --------

Landlord shall procure concurrent with the execution of this lease, and thereafter continuously maintain in full force and effect at all times during the term of this lease policy or policies of Comprehensive Public Liability
                                             ------------------------------
Insurance insuring both Landlord and Tenant against loss, damage or liability
---------
for injury to, or death of persons and loss or damage to property occurring from any cause whatsoever in or about the balance of the Shopping Center. Such liability insurance shall be in amount of ONE MILLION DOLLARS ($,1,000,000) for personal injury to, or death of any one person whomsoever, and ONE MILLION DOLLARS ($1,000,000) for personal injuries to, or death of two or more persons whomsoever arising from the same occurrence, and FIVE HUNDRED THOUSAND ($500,000) for damage to property.

LANDLORD:                                       TENANT:
MITSUI/SBD AMERICA FUND 88-11                   BUSINESS BANK OF CALIFORNIA
a California Limited Partnership

By:    SBD Properties, a California General     By: /s/
                                                    ----------------------------
       Partnership                                      Frank Mercardante
       General Partner                                  President & CEO

                                                Dated:
                                                      --------------------------

By:    SBD Group, Inc.
       A California Corporation


By:    /s/
       -----------------------------
       James Hirsen
       Vice President


Dated: _____________________________


23.09 In the event such a condition again occurs, landlord agrees that it will, without unreasonable delay, take such additional action to remedy the problem as may reasonably be required and available under terms of its lease with the restaurant or provided by applicable laws, rules or regulations.

      It is expressly provided and agreed, however, that this provision is intended only to protect Lessee against conditions which interfere with Lessee's business use of the demised premises because of severity and/or frequency and/or continuance, and that Landlord shall not be required to take such action in the event of a mere incidental occurrence.

That certain storeroom in the City of Redlands, County of San Bernardino, State of California, outlined in red on this Exhibit "A" as Space 193, in Building
                                                            ---
"G", of the Redlands Mall, as said Building is indicated on Exhibit "B" of this
 -
Lease.

EXHIBIT TO BE INSERTED HERE

PARCEL MAP NO. 2998 TO BE INSERTED HERE

                                  Exhibit "B"

                         GENERAL PLOT PLAN OF THE CENTER
To be inserted here

                                  Exhibit "C"

                             PREPARATION OF PREMISES
                             -----------------------

               This Exhibit "C" sets forth the responsibility for the construction of the Premises and improvements therein, the obligation for payment of construction costs and the procedures to be followed by Landlord and Tenant in connection therewith.

A.             GENERAL
               -------
               1. Within fifteen (15) days after execution of the Lease by Tenant, Tenant shall, at Tenant's expense:

                      (a) Submit to Landlord for Landlord's approval one (1) set of design drawings for the Premises prepared by Tenant's architect or interior designer which drawings shall indicate Tenant's proposed additions, alterations and improvements to the Premises, including, interior partition plans, lighting and electrical plans, reflected ceiling plans and plumbing plans.

               2. Landlord shall approve or disapprove Tenant's preliminary design drawings within five (5) days after Landlord's receipt thereof.

               3. The proposed additions, alterations and improvements to the Premises shall, as soon as practically possible, be constructed by Tenant at Tenant's expense, in accordance with Tenant's approved final plans and specifications. And Tenant shall pursue the necessary construction work with respect to the Premises diligently to completion, complying with all City, County, State and Federal laws, ordinances, rules, codes and regulations relating thereto.

               4. Tenant shall use only licensed contractors (including subcontractors) to perform work.

               5. Any additional charges, expenses, or costs (including architects' fees) 1. arising by reasons of any subsequent change to, modification or alteration of Tenant's final plans and specifications, made at the request of the Tenant, shall be at the expense of the Tenant. No part of the cost of any trade fixture or personal property of Tenant shall be payable by Landlord.

               6. Tenant agrees that upon the completion of the Premises in accordance with Tenant's final plans and specifications and upon the delivery of possession to Tenant, Tenant shall accept the Premises in the condition which it may then be and waives any right or claim against Landlord arising, directly or indirectly, whether latent or patent, out of the condition of the Premises, appurtenances thereto, the improvements thereon and the equipment thereof and Landlord shall have no liability therefor.

               7. Each contractor and subcontractor used by Tenant or by Tenant's contractor to perform work hereunder shall guarantee or bond that the portion thereof for which he is responsible or which he performs shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion of the Premises and each such contractor and subcontractor shall replace or repair, without additional charge, all work for which he is responsible or which he performs which shall be or become defective within one (1) year after completion of the Premises. The correction of such work shall include all additional expenses and corrections to be or in connection with the structure of which the Premises is part of any common area, should such structure or common area be damaged or affected by such defective work or by the repair or replacement of such defective work. All such warranties or guarantees as to materials or workmanship of or with respect to Tenant's Work shall be contained in Tenant's agreement with each contractor and subcontractor, and Tenant shall require each contractor and subcontractor to include such warranties or guarantees in each subcontract, and all such warranties or guarantees shall be so written so that the same shall inure to the benefit of both Tenant and Landlord, as their respective interests may appear, and so that the same may be directly enforced by either Tenant or Landlord. Tenant covenants to give to landlord any assignment or other assurance necessary to perfect such right of direct enforcement by Landlord.

               8. Tenant shall, within ten(10) days after completion of Tenant's Work, execute and file a Notice of Completion with respect thereto in a form completely complying with the applicable provisions of the California Civil Code (and in particular specifying the name of Tenant's contractor and the kind of work done and materials furnished under the contract) and shall furnish a copy thereof to landlord upon recordation; if Tenant fails to do so, Landlord may itself execute and file the same.

               9.     Tenant's Work shall be coordinated under Tenant's.

               10. Each contractor and subcontractor retained by Tenant or by Tenant's contractor shall obtain approval from Landlord for any space outside of the premises within the Center which such contractor or subcontractor desires to use for storage, handling, and moving of his materials and equipment, as well as for the location of any field office and/or facilities for his personnel.

               11. Each contractor and subcontractor retained by Tenant or by Tenant's 1. contractor shall remove and dispose of, at least once a week and more frequently as landlord may direct, all debris and rubbish caused by or resulting from or in connection with his work, and upon completion of his work, remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining within any structure or within the Center which has been brought in or created by or connected with his work. If any such contractor and subcontractor shall neglect, refuse, or fail to remove any such debris, rubbish surplus material or temporary structures, within two (2) days after notice to Tenant from Landlord to do so, Landlord may remove or cause the same to be remodeled and Tenant shall bear the expense of Landlord's said removal.

               12. Tenant shall obtain and furnish to landlord all permits and final approvals with respect to Tenant's Work required or given by any governmental agency or any public utility.

               13. In addition to the requirements of Articles 8 and 9 of this Lease, and without any limitation thereof, each contractor and subcontractor retained by Tenant or by Tenant's contractor shall, with respect to the work to be performed by each such contractor or subcontractor, carry (1) worker's compensation insurance covering their respective employees and (2) public liability insurance (including property damage), with limits and in a form approved by Landlord and issued by insurance companies approved by Landlord, or Tenant, landlord, Tenant and the contractor or subcontractor procuring the insurance shall be named insured (or named as additional insureds) in each policy of said liability insurance. Certificates evidencing all of the foregoing insurance shall be delivered to Landlord before any work is commenced by any such contractor or subcontractor and before any equipment is moved into the Center.

               14. Tenant shall have the right to require Contractors to furnish a bond or other security in form satisfactory to Landlord covering the prompt and faithful performance of Tenant's Work.

               15. There shall be no penetrations of the roof of the Premises or installation of radio or television antennas without the prior written approval of Landlord. Any such roof penetrations required by Tenant and approved as aforesaid shall be engineered and installed in accordance with Standard Projects Details. All flashing, counter-flashing and roofing repairs shall conform to the project roofing specifications.

B.             DESCRIPTION OF LANDLORD'S WORK
               ------------------------------
               The following is a description of the work with respect to the Premises which shall be performed by Landlord at its expense:
               None

C.             DESCRIPTION OF TENANT'S WORK
               ----------------------------
               The work to be done by Landlord is satisfying its obligation to construct the Premises shall be limited to only that described in the foregoing paragraphs. All other items of work not therein specified shall be performed by Tenant at Tenant's expense. To the extent the items listed below do not already exist in the Premises, Tenant's Work shall include the purchase and installation of:

               1. All interior partitions and curtain walls within the Premises.

               2. All ceilings, in addition to those furnished by Landlord, subject to the prior approval of Landlord.

               3.    All interior painting and finishes.

               4. All floor coverings and floor finishes and preparation of surfaces to receive the same.

               5. All plumbing with fixtures and toilet accessories, water heater, water treatment systems and drinking fountains connected to facilities provided by Landlord.

               6. All fire sprinklers and fire protection work required as a result of Tenant's improvements.

               7.     Internal communication and alarm systems and safes.

               8.     Store fixtures and furnishings.

               9. Elevators, dumbwaiters, chutes, conveyers, and pneumatic tubes, and their shafts, doors and other components, including the electrical hookup and service, if any, from facilities provided by Landlord.

               10. All show window interior finishes, including, without limitation, platforms, backs, sides, ceilings, bulk heads, lighting, ventilating and all finishes.

               11. Special heating, cooling or ventilating equipment, including that required by Code or otherwise for show windows, dressing rooms, toilet rooms and stock rooms, provided that all duct work shall be concealed or treated in a manner which receives prior approval of Landlord.

               12. Tenant's signs, both interior and exterior. All exterior signs shall be in accordance with the requirements of Exhibit "E" attached to this Lease.

               13. Telephone conduit, cabinets and outlets within the Premises as required by the telephone company. All telephone service and equipment shall be installed and thereafter maintained and used at the expense of Tenant.
               14. Work to be performed by Tenant as directly or indirectly referred to elsewhere herein.

               15. Any special reinforcing or raised areas of depressions in concrete floors.

               16. Approved additions, alterations and improvements to landlord's structure shall be made only at the expense of Tenant.

               17. All electrical work and equipment, including lighting, not expressly stated herein as being provided by Landlord.

                                   EXHIBIT "D"
                                   ----------
                              RULES AND REGULATIONS
                              ---------------------

               (a) Tenant and Tenant's employees shall not loiter in the Common Areas of the Center nor shall they in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Center, and they shall use the same only as passageways to and from their respective work areas.

               (b) Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Tenant shall not mark, drive nails, screw or drill into, paint or in any ways deface the exterior walls, roof foundations, bearing walls or pillars without the prior written consent of Landlord. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

               (c) No awning or shade shall be affixed or installed over or in the show windows or the exterior of the Premises. If Tenant desires window drop curtains in the show windows of the Premises, the same must be of such uniform shape, color, material and make as may be prescribed by Landlord and must be put up as directed by landlord, and paid for by Tenant.

               (d) No boring or cutting for wires shall be allowed, except with the prior written consent of Landlord.

               (e) Tenant shall not do anything on the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or which shall conflict with the regulations of the Fire Department or the law on the Center or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise or jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

               (f) Landlord may limit weight, size and position of all safes, fixtures, and other equipment used o the Premises. In the event Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cot of structural bracing to accommodate same. All damage done to the Premises or the Center by putting in, or taking out, or maintaining extra heavy equipment shall be repaired at the expense of Tenant. Landlord has heretofore consented to the installation of the existing vault and safes by the prior Tenant.

               (g) Tenant and Tenant's officers, agents and employees shall not make or permit any loud, unusual or improper noises or interfere in any way with other tenants or those having business with them, or bring into or keep within the Center any animal or bird (with the exception of the authorized pet store), or any bicycle, automobile or other vehicle. Tenant and Tenant's officers, agents and employees shall only park in the areas Landlord designates from time to time for employee parking. Tenant and Tenant's officers, agents and employees shall not throw cigar or cigarette butts or other substances or litter of any kind in or bout the Center, except in receptacles placed therein for such purposes by landlord or governmental authorities.

               (h) No machinery of any kind will be allowed on the Premises without the prior written consent of Landlord. This shall no apply, however, to customary office equipment or trade fixtures.

               (i) All freight must be moved into, within and out of the Premises only during such hours and according to such regulations as may be posted from time to time by landlord.

               (j) No radio or television or other similar device shall be installed without first obtaining in each instance Landlord's prior written consent. No aerial shall be erected on the roof or exterior walls of the Premises, or on any place in the Center, without in each instance, the prior written consent of landlord. Any aerial so installed without such written consent shall be subject to removal at any time without notice.

               (k) All garbage, including wet garbage, refuse or trash shall be placed by Tenant in the receptacles provided by Landlord for that purpose and only during those times prescribed by Landlord.

               (l) Tenant shall not burn any trash or garbage at any time in or bout the Premises or any area of the Center.

               (m) Tenant shall use, at Tenant's sole cot, such pest extermination contractor as Tenant may select and at such interim as Landlord or Tenant may require.

               (n) Tenant is required to observe all security regulations issued by landlord and to comply with the instructions and directions of the duly authorized security personnel for the protection of the Center and all tenants therein. It is provided, however, that Tenant's own security regulations and procedures shall take precedence over those imposed by landlord.

               (o) Any requirements of Tenant will be attended to only upon written notice to Landlord.

               (p) No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by landlord or its authorized agent.

               (q) Landlord reserves the right to exclude or expel from the Center any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or these rules and regulations or any subsequent modification hereto in accordance with subparagraph (s) below.

               (r) Landlord reserves the right to close and keep locked any and all entrances and exit doors of the Center, doors of the public restrooms and gates or doors closing the parking areas of the Center during such hours as Landlord may deem to be advisable for the adequate protection of the Center and all tenants therein. It is expressly provided, however, that such actions shall not be taken in any event if they interfere with, conflict with or are inconsistent with Tenant's security requirements and, in any event, shall e taken only where reasonably necessary and, except in event of an emergency, only after fifteen (15) days written notice to Tenant.

               (s) Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Center. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agrees to abide by them as a condition to its occupancy of the Premises.

               (t) Tenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

               (u) In the event of any conflict between these rules and regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease provisions, the Lease provisions shall govern and control.

               (v) Wherever Landlord's consent is required hereunder, it shall not be unreasonably withheld or delayed.

                                   EXHIBIT "E"
                                   -----------

                                  SIGN CRITERIA
                                  -------------

             PROJECT ARCHITECT-- Landlord or its designated agent

These criteria have been established for the purpose of assuring an outstanding Center, and for the mutual benefit of all tenants. Conformance will be strictly enforced; and any installed non-conforming or unapproved sings must be brought into conformance at the expense of Tenant.

A.        GENERAL REQUIREMENTS
          --------------------

          1. Tenant shall submit or cause to be submitted to project Architect for approval before fabrication at least three copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and graphics.

          2. All permits for signs and their installation shall be obtained by Tenant or its representative.

          3.  All signs shall be constructed and installed at Tenant's expense.

          4. Tenant shall be responsible for the fulfillment of all requirements of these criteria.

B.        GENERAL SPECIFICATIONS
          ----------------------
          1.  No animated, flashing, or audible signs will be permitted.

          2.  No exposed lamps or tubing will be permitted.

          3. All signs shall bear the UL label, and their installation shall comply with all local building and electrical codes.

          4.  No exposed raceways, crossovers or conduit will be permitted.

          5. All cabinets, conductors, transformers and other equipment shall be concealed.

          6.  Electrical service to all signs shall be on Tenant's meter.

          7.  Painted lettering will not be permitted, except as specified under
F.2 below.

C.        LOCATION OF SIGNS
          -----------------
          1. Signs on the exterior of the mall buildings shall be permitted only for those tenants having exterior public entrances and as located within the sign areas designated by Project Architect.

          2. Tenant will be permitted to install one illuminated or non-illuminated sign on the mall storefront. The maximum projection of the sign from the face of the storefront shall be six inches or to the face of the adjacent neutral strip, whichever is greater.

          3. No signs perpendicular to the face of the building or storefront will be permitted.

D.        DESIGN REQUIREMENTS
          -------------------
          1. All Tenant storefront entrance store identification designs shall be subject to the approval of Project Architect. Imaginative designs which depart from traditional methods and placement will be encouraged.

          2. Wording of signs shall not include the product sold except as part of Tenant's trade name or insignia.

          3. Tenants facing the Enclosed Mall shall have identification signs designed in a manner compatible with and complementary to adjacent and facing storefronts and the overall design concept of the mall.

          4. Tenants are encouraged to have signs designed as an integral part of the storefront design with letter size and location appropriately sealed and proportioned to the overall storefront design. The design of all signs, including style and placement of lettering, size, color, materials and method of illumination, shall be subject to the approval of the Project Architect.

          5. Signs designed in the more traditional manner with the lettering applied to a background surface that is part of the storefront shall conform to the following requirements:

                  a. The sign area shall not exceed five percent of the area of the storefront or 12 square feet, whichever is larger and shall be located at least 36 inches from each lease line. Sign area will be measured by circumscribing a rectangle around the main body of the sign.

                  b. The overall length of the sign shall not exceed two-thirds of the width of the storefront exposure between neutral strips.

                  c. The maximum height for letters in the body of the signs is 14 inches. The maximum height for initial capitals is 18 inches.

          6. Signs shall be composed of individual or script lettering. Signs with background panel shall be designed in a manner compatible with the storefront. Sign boxes and cans will not be permitted.

          7. All mall storefront signs including Plexiglas signs shall be fabricated of material with a matte finish.

          8. Acrycap retainers used at the perimeter of sign letter faces shall match in color and finish the face or the sides of the sign.

E.        CONSTRUCTION REQUIREMENTS
          -------------------------
          1. All exterior signs, bolts, fastenings, and clips shall be of enameling iron with porcelain enamel finish, stainless steel, aluminum, brass or bronze. No black iron materials of any type will be permitted.

          2. Interior mall front signs only may be fabricated of carbon bearing steel with painted finish.

          3. All exterior letters or signs exposed to the weather shall be mounted at least 3/4" from the building wall to permit proper dirt and water drainage.

          4. All letters shall be fabricated using full-welded construction.

          5. Location of all openings for conduit and sleeves in sign panels of building walls shall be indicated by the sign contractor on drawings submitted to Project Architect.

          6. All penetrations of the building structure required for sign installation shall be neatly sealed in a watertight condition.

          7. No labels will be permitted on the exposed surface of signs except those required by local ordinance which shall be applied in an inconspicuous location.

          8. Sign contractor shall repair any damage to any work caused by his work.

          9. Tenant shall be fully responsible for the operations of Tenant's sign contractors.

F.        MISCELLANEOUS REQUIREMENTS
          --------------------------
          1. Tenant will be permitted to place upon each entrance of the Premises not more than 144 square inches of gold leaf or decal application lettering not to exceed two inches (2") in height, indicating hours of business, emergency telephone numbers, etc.

          2. If Tenant has a non-customer door for receiving merchandise, it may have uniformly applied on said door in location, as directed by Project Architect, in 2" high block letters, Tenant's name and address. Where more than one tenant uses the same door, each name and address shall be applied. Color of letters will be as selected by Project Architect.

          3. Tenant may install on the mall front, if required by the U.S. Post Office, the numbers only for the street address in exact location stipulated by Project Architect. Size, type and color of numbers shall be as stipulated by Project Architect.

          4. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon the glass panes and supports of the show windows and doors, or upon the exterior walls of the building or storefront.

                                  EXHIBIT "G"
                                  -----------

                              ESTOPPEL CERTIFICATE
                              --------------------

                             _______________, 19__


(Addressee specified by landlord)


         RE: Redlands Mall Shopping Center -- Redlands, California
             -----------------------------------------------------

Gentlemen:

The undersigned, as Tenant under that certain lease (the "Lease") dated
_________________, 19__ Made with the           , as Landlord, hereby ratifies
the Lease and certifies that the "Commencement Date" as defined in the Lease) of the Lease if _____________, 19__, and that the "Minimum Annual Rent" (as defined in the Lease) in the monthly amount of was payable from that date; that the Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way except by agreement(s) dated ___________; that the Lease represents the entire agreement between the parties as to this leasing; that the term of the Lease expires on ______________; that all conditions under the Lease to be performed by Landlord have been satisfied, including, without limitation, all co-tenancy requirements thereunder, all required contributions by Landlord to Tenant on account of Tenant's improvements have been received, and on this date there are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by Landlord; that no rent has been paid in advance and no security (or in the amount of $_______________) has been paid.



Very truly yours,



____________________